UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EMBRACE CHANGE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11

LETTER TO SHAREHOLDERS OF EMBRACE CHANGE ACQUISITION CORP.

5186 Carroll Canyon Rd

San Diego, CA 92121

Dear Embrace Change Acquisition Corp. Shareholder:

You are cordially invited to attend an annual general meeting of Embrace Change Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Embrace Change,” “we,” “us” or “our”), which will be held on [*], at [*].m., Eastern Time (the “Annual General Meeting”). The Annual General Meeting will be held in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via virtual meeting format setting. You can participate in the Annual General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Meeting Details:

Annual General Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxv.com/[*]

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: [*]#

The attached Notice of the Annual General Meeting and proxy statement describe the business Embrace Change will conduct at the Annual General Meeting and provide information about Embrace Change that you should consider when you vote your shares. As set forth in the attached proxy statement, the Annual General Meeting will be held for the purpose of considering and voting on the following proposals:

•

Proposal No. 1 — Target Amendment Proposal — To approve, as a special resolution, an amendment to Embrace Change’s Second Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to remove the restriction of the Company to undertake an initial business combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau). This proposal is referred to as the “Target Amendment Proposal;”

•

Proposal No. 2 — Director Proposal — To elect, as an ordinary resolution, Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death. This proposal is referred to as the “Director Proposal;”

•

Proposal No. 3 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2023. This proposal is referred to as the “Auditor Proposal;” and

•

Proposal No. 4 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

Each of the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of target to undertake an initial business combination (the “Business Combination”). Pursuant to the Company’s

Articles of Association, the Company must consummate a Business Combination by October 12, 2023, or August 12, 2024, assuming the Company extends the date by which Embrace Change must consummate a business combination eleven (11) times for an additional one (1) month each time (October 12, 2023, or each extended date, the “Termination Date”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association currently provides that the Company shall not undertake a Business Combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau) (the “China-based Target”) and, for the avoidance of doubt, that the Company shall not enter into an agreement for, or consummate its Business Combination with, any China-based Target, or consummate its Business Combination in circumstances where it is the counterparty to a VIE or other arrangement with any China-based Target.

If the Target Amendment Proposal is approved, the Company shall have the right to undertake a Business Combination with a China-based Target (including in circumstances where it is the counterparty to a VIE or other arrangement with a China-based Target). This will allow the Company to access a larger pool of target candidates and provide additional flexibility for the Company to consummate a Business Combination by the Termination Date.

Embrace Change’s board of directors (the “Board”) has determined that given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in the People’s Republic of China (the “PRC”, or “China”) (including Hong Kong and Macau), it is in the best interests of its shareholder to approve the Target Amendment Proposal. Embrace Change intends to call an additional annual general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Annual General Meeting”).

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target. If we undertake a Business Combination with a China-based Target, we will be subject to legal and operational risks associated with being based in China. See “Proposal 1 — The Target Amendment Proposal — Risks Related to Acquiring a China-Based Target” for details.

As contemplated by the Articles of Association, the holders of Embrace Change Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Annual General Meeting.

On [*], the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the Annual General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] million as of [*] (including interest not previously released to Embrace Change to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on [*] was $[*]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Annual General Meeting, exercising Redemption rights would result in a holder of Public Shares receiving approximately $[*] less per share than if the Public Shares were sold in the open market. Embrace Change cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Embrace Change believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Embrace Change does not complete a Business Combination on or before the Termination Date.

The approval of the Target Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) as, being entitled to do so, vote in person or by proxy at the Annual General Meeting or any adjournment thereof.

Approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Annual General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates.

The Board has fixed the close of business on [*] (the “Record Date”) as the date for determining Embrace Change shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Annual General Meeting.

After careful consideration of all relevant factors, the Board has determined that the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal are in the best interests of Embrace Change and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Embrace Change’s directors and officers have interests in the Target Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Units (both as defined below). See the section entitled “Annual General Meeting of Embrace Change Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Annual General Meeting, the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Whether or not you plan to attend the Annual General Meeting, Embrace Change urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Embrace Change Acquisition Corp.

Sincerely,

/s/
Jingyu Wang
Chairman
[*]

Your vote is very important. Whether or not you plan to attend the Annual General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Annual General Meeting. The approval of the Target Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Annual General Meeting or any adjournment thereof. The Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, present themselves or represented by proxy at the Annual General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Annual General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Target Amendment Proposal, Director Proposal, Auditor Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual General Meeting.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF EMBRACE CHANGE ACQUISITION CORP.

TO BE HELD ON [*]

To the Shareholders of Embrace Change Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Annual General Meeting (the “Annual General Meeting”) of the shareholders of Embrace Change Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Embrace Change,” “we,” “us” or “our”), will be held on [*], at [*].m., Eastern Time. The Annual General Meeting will be held in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and in a virtual meeting format.

Meeting Details:

Annual General Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxv.com/[*]

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: [*]#

You can participate in the Annual General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[*] and entering the voter control number included on your proxy card. You are cordially invited to attend the Annual General Meeting for the purpose of considering and voting on the following proposals (unless Embrace Change determines that it is not necessary to hold the Annual General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated [*] and is first being mailed to shareholders on or about that date:

•

Proposal No. 1 — Target Amendment Proposal — To approve, as a special resolution, an amendment to Embrace Change’s Second Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to remove the restriction of the Company to undertake an initial business combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau). This proposal is referred to as the “Target Amendment Proposal;”

•

Proposal No. 2 — Director Proposal — To elect, as an ordinary resolution, Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death. This proposal is referred to as the “Director Proposal;”

•

Proposal No. 3 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2023. This proposal is referred to as the “Auditor Proposal;” and

•

Proposal No. 4 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of target to undertake an initial business combination (the “Business Combination”). Pursuant to the Company’s Articles of Association, the Company must consummate a Business Combination by October 12, 2023, or August 12, 2024, assuming the Company extends the date by which Embrace Change must consummate a Business Combination eleven (11) times for an additional one (1) month each time (October 12, 2023, or each extended date, the “Termination Date”).

You are not being asked to vote on a Business Combination at this time.

The Articles of Association currently provides that the Company shall not undertake a Business Combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau) (the “China-based Target”) and, for the avoidance of doubt, that the Company shall not enter into an agreement for, or consummate its Business Combination with, any China-based Target, or consummate its Business Combination in circumstances where it is the counterparty to a VIE or other arrangement with any China-based Target.

If the Target Amendment Proposal is approved, the Company shall have the right to undertake a Business Combination with a China-based Target (including in circumstances where it is the counterparty to a VIE or other arrangement with a China-based Target). This will allow the Company to access a larger pool of target candidates and provide additional flexibility for the Company to consummate a Business Combination before the Termination Date.

Embrace Change’s board of directors (the “Board”) has determined that given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in the People’s Republic of China (the “PRC”, or “China”) (including Hong Kong and Macau), it is in the best interests of its shareholder to approve the Target Amendment Proposal. Embrace Change intends to call an additional annual general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Annual General Meeting”).

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target. If we undertake a Business Combination with a China-based Target, we will be subject to legal and operational risks associated with being based in China. See “Proposal 1 — The Target Amendment Proposal — Risks Related to Acquiring a China-Based Target” for details.

As contemplated by the Articles of Association, the holders of Embrace Change Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Annual General Meeting.

On [*], the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the Annual General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] million as of [*] (including interest not previously released to Embrace Change to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on [*] was $[*]. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Annual General Meeting, exercising Redemption rights would result in a holder of Public Shares receiving approximately $[*] less per share than if the Public Shares were sold in the open market. Embrace Change cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Embrace Change believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Embrace Change does not complete a Business Combination on or before the Termination Date.

To exercise your Redemption rights, you must tender your Public Shares to Embrace Change’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your Redemption rights.

Subject to the foregoing, the approval of the Target Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) as, being entitled to do so, vote in person or by proxy at the Annual General Meeting or any adjournment thereof.

Approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Annual General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates.

Record holders of Ordinary Shares at the close of business on [*] (the “Record Date”) are entitled to vote or have their votes cast at the Annual General Meeting. On the Record Date, there were 8,138,038 issued and outstanding Ordinary Shares. The holders of Embrace Change’s warrants and rights do not have voting rights.

This proxy statement contains important information about the Annual General Meeting, the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Whether or not you plan to attend the Annual General Meeting, Embrace Change urges you to read this material carefully and vote your shares.

This proxy statement is dated [*] and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Embrace Change Acquisition Corp.

Sincerely,

/s/
Jingyu Wang
Chairman
[*]

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Embrace Change’s current views with respect to, among other things, Embrace Change’s capital resources and results of operations. Likewise, Embrace Change’s financial statements and all of Embrace Change’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Embrace Change’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Embrace Change does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Embrace Change’s ability to complete a Business Combination, including approval by the shareholders of Embrace Change;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares and other securities of Embrace Change;

•	the use of funds not held in the Trust Account or available to Embrace Change from interest income on the Trust Account balance.

While forward-looking statements reflect Embrace Change’s good faith beliefs, they are not guarantees of future performance. Embrace Change disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Embrace Change’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Embrace Change’s final prospectus filed with the SEC on August 11, 2022 in connection with Embrace Change’s initial public offering, as amended by other reports Embrace Change filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Embrace Change (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

Embrace Change is a blank check company formed under the laws of the Cayman Islands on March 3, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from Embrace Change’s IPO held in trust to the holders of the Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date.

The Articles of Association also provides that the Company shall not undertake a Business Combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau) (the “China-based Target”) and, for the avoidance of doubt, that the Company shall not enter into an agreement for, or consummate its Business Combination with, any China-based Target, or consummate its Business Combination in circumstances where it is the counterparty to a VIE or other arrangement with any China-based Target.

Embrace Change believes that it is in the best interests of Embrace Change shareholders to afford the Company with flexibility for its search of target to undertake the Business Combination. Embrace Change is also required to hold an annual shareholders meeting in 2023 pursuant to the Nasdaq requirements. It is therefore holding this Annual General Meeting. Embrace Change intends to hold a Business Combination Annual General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Annual General Meeting?

A.

The Annual General Meeting will be held on [*], at [*].m., Eastern Time at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via live webcast at https://www.cstproxv.com/[*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Annual General Meeting online?

A.

You can attend the Annual General Meeting via the Internet by visiting https://www.cstproxv.com/[*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Annual General Meeting. If you do not have a voter control number, you will be able to listen to the Annual General Meeting only and you will not be able to vote or submit questions during the Annual General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Annual General Meeting?

A.	Embrace Change shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 — Target Amendment Proposal — To approve, as a special resolution, an amendment to Embrace Change’s Articles of Association as provided by the first resolution in the form set forth in Annex A to this proxy statement, to remove the restriction of the Company to undertake a Business Combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau);

•

Proposal No. 2 — Director Proposal — To elect, as an ordinary resolution, Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death;

•

Proposal No. 3 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2023;

•

Proposal No. 4 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual General Meeting may deem necessary or appropriate.

Q.	Are the proposals conditioned on one another?

A.	The proposals are not conditioned on one another.

Q.	Why is Embrace Change proposing the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal?

A.

The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Target Amendment Proposal is to provide Embrace Change more flexibility to complete a Business Combination pursuant to a Business Combination Agreement.

The Board believes that it is in the best interests of Embrace Change shareholders to afford the Company with flexibility for its search of target to undertake a Business Combination. Without the approval of the Target Amendment Proposal, Embrace Change will not be able to conduct the process of searching of a potential target company in China, and may not complete a Business Combination timely.

The purpose of the Director Proposal is to elect Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.

The purpose of the Auditor Proposal is to ratify the Audit Committee’s appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm, to audit and comment on our financial statements for the year ending December 31, 2023, and to conduct whatever audit functions are deemed necessary.

You are not being asked to vote on a Business Combination at the Annual General Meeting. The vote by Embrace Change shareholders on a Business Combination will occur at an annual general meeting of Embrace Change shareholders, to be held on at a later date, and the solicitation of proxies from Embrace Change shareholders in connection with such separate Business Combination Annual General Meeting, and the related right of Embrace Change shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Target Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Target Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Annual General Meeting.

If the Target Amendment Proposal, the Director Proposal, or the Auditor Proposal are not approved by Embrace Change shareholders, Embrace Change may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by Embrace Change shareholders, the Board may not be able to adjourn the Annual General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Amendment Proposal, the Director Proposal, and the Auditor Proposal.

Q.	What vote is required to approve the proposals presented at the Annual General Meeting?

A.

The approval of the Target Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting in person or by proxy at the Annual General Meeting or any adjournment thereof. A Embrace Change shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Annual General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Annual General Meeting shall constitute a quorum for the vote on the Target Amendment Proposal.

Approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Annual General Meeting and entitled to vote thereon. Accordingly, an Embrace Change’s shareholder’s failure to vote by proxy or to vote oneself at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Annual General Meeting of the holders of issued and outstanding Ordinary Shares representing not less than one-third of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Annual General Meeting shall constitute a quorum for the vote on the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

Q.	Why should I vote “FOR” the Target Amendment Proposal?

A.

Embrace Change believes its shareholders will benefit from Embrace Change consummating a Business Combination and is proposing the Target Amendment Proposal to afford the Company with flexibility for its search of target to undertake a Business Combination.

The Board believes that the Company may need more flexibility in its search for potential target and to complete a Business Combination by the Termination Date. The Target Amendment Proposal will expand the potential targets the Company can acquire by allowing the Company to acquire a China-based Target.

If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a non-China-based Target by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q.	Why should I vote “FOR” the Director Proposal?

A.

The purpose of the Director Proposal is to elect Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

Q.	Why should I vote “FOR” the Auditor Proposal?

A.

The purpose of the Auditor Proposal is to ratify the Audit Committee’s appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm, to audit and comment on our financial statements for the year ending December 31, 2023, and to conduct whatever audit functions are deemed necessary.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by Embrace Change shareholders, the Board may not be able to adjourn the Annual General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Amendment Proposal, the Director Proposal, and the Auditor Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised Embrace Change that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any shares they hold in connection with the Target Amendment Proposal, the Director Proposal and the Auditor Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 2,221,964 Ordinary Shares, representing approximately twenty-seven percent (27%) of Embrace Change’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Target Amendment Proposal, the Director Proposal, the Auditor Proposal, or the Adjournment Proposal?

A.

If you do not want the Target Amendment Proposal, the Auditor Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal. If you do not want the Director Proposal to be approved, you may not vote, or vote “WITHHOLD AUTHORITY” such proposal.

Except broker no-votes, if you fail to vote by proxy or to vote yourself at the Annual General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Q.	How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Annual General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Target Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Annual General Meeting or any adjournment thereof. Approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Annual General Meeting and entitled to vote thereon. With respect to the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on these proposals.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Embrace Change believes that all of the proposals, except the Auditor Proposal, presented to the shareholders at this Annual General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Annual General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal. Broker non-votes will have no effect on the outcome of any vote on the Target Amendment Proposal, the Director Proposal, or the Adjournment Proposal.

Proposal 1 (Target Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Director) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Auditor) is a matter that we believe will be considered “routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on these proposals except Proposal 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Q.	What constitutes a quorum at the Annual General Meeting?

A.	A quorum is the minimum number of Embrace Change shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in Embrace Change entitled to attend and vote at the Annual General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum for the Target Amendment Proposal. The presence, oneself or by proxy, at the Annual General Meeting of the holders of issued and outstanding Ordinary Shares representing not less than one-third of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Annual General Meeting shall constitute a quorum for the vote on the Director Proposal, the Auditor Proposal and the Adjournment Proposal.

Q.	What happens if the Target Amendment Proposal is not approved?

A.

If there are insufficient votes to approve the Target Amendment Proposal, the Director Proposal and the Auditor Proposal, Embrace Change may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a non-China-based Target by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or for working capital purposes (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of Embrace Change waived their rights to participate in any liquidation distribution with respect to the shares they beneficially own. There will be no distribution from the Trust Account with respect to Embrace Change’s warrants and rights, which will expire worthless in the event Embrace Change dissolves and liquidates the Trust Account.

Q.	If the Target Amendment Proposal is approved, what happens next?

A.	If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target.

Q.	Am I able to exercise my Redemption rights in connection with a Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Annual General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Public Shares as of the close of business on the record date for a Business Combination Annual General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Annual General Meeting, to be held at a later date. The Annual General Meeting relating to the Target Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Annual General Meeting of Embrace Change shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Target Amendment Proposal, the Director Proposal, or the Auditor Proposal?

A.

Yes. Whether you vote for or against the Target Amendment Proposal, the Director Proposal or the Auditor Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card addressed to Embrace Change’s Secretary located at Embrace Change Acquisition Corp., 5186 Carroll Canyon Rd, San Diego, CA 92121, Attn: Secretary, so that it is received by Embrace Change’s Secretary on or before the Annual General Meeting; or

•	attending and voting, in person or virtually via the Internet, during the Annual General Meeting.

You also may revoke your proxy by sending a notice of revocation to Embrace Change’s Secretary, which must be received by Embrace Change’s Secretary on or before the Annual General Meeting. Attending the Annual General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How do I vote?

A.

If you were a holder of record of Public Shares or Class B Ordinary Shares on [*], the Record Date for the Annual General Meeting, you may vote with respect to the proposals yourself at the Annual General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on [*].

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1 800-450-7155 within the U.S. and Canada, 1 857-999-9155 outside the U.S. and Canada, Conference ID: [*]#, and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on [*] to be counted.

Q.	Does the Board recommend voting “FOR” the approval of the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Target Amendment Proposal, the Board has determined that the Target Amendment Proposal is in the best interests of Embrace Change and its shareholders. The Board unanimously recommends that Embrace Change shareholders vote “FOR” the Target Amendment Proposal.

The Board has also determined that the Director Proposal is in the best interests of Embrace Change and its shareholders. The Board unanimously recommends that Embrace Change shareholders vote “FOR” the election of Hang Zhou.

The Board has also determined that the Auditor Proposal is in the best interests of Embrace Change and its shareholders. The Board unanimously recommends that Embrace Change shareholders vote “FOR” the Auditor Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Embrace Change and its shareholders. The Board unanimously recommends that Embrace Change shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do Embrace Change’s directors and officers have in the approval of the Target Amendment Proposal, the Director Proposal, and the Auditor Proposal?

A.

Embrace Change’s directors and officers have interests in the Target Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the securities of Embrace Change it owns. See the section entitled “Annual General Meeting of Embrace Change Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Target Amendment Proposal, the Director Proposal, or the Auditor Proposal?

A.	No. There are no appraisal rights available to Embrace Change shareholders in connection with the Target Amendment Proposal, the Director Proposal or the Auditor Proposal.

Q.	If I own a public warrant or a public right, can I exercise Redemption rights with respect to my public warrants or public rights?

A.	No. The holders of public warrants and public rights issued in connection with the IPO have no Redemption rights with respect to such public warrants and public rights.

Q.	If I am a unit holder, can I exercise Redemption rights with respect to my units?

A.	No. Holders of outstanding units must separate the underlying Public Shares, public warrants and public rights prior to exercising Redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee with written instructions to separate such units into Public Shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your Redemption rights upon the separation of the Public Shares from the units. See “How do I exercise my Redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your Redemption rights upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one frill business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You should read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my Redemption rights?

A.

In connection with the Target Amendment Proposal, Embrace Change shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to Embrace Change to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated August 9, 2023, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your Redemption rights, you must, prior to 5:00 p.m. New York Time on [*] (two (2) business days before the Annual General Meeting), (i) submit a written request to the Trustee, that Embrace Change redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of Embrace Change’s transfer agent is listed under the question “Who can help answer my questions?” below. Embrace Change requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to Embrace Change’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Embrace Change’s transfer agent will need to act to facilitate the request. It is Embrace Change’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because Embrace Change does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their Redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Embrace Change’s consent, until the vote is taken with respect to the matters presented at the Annual General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your Redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Embrace Change shareholders seeking to exercise their Redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Annual General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Annual General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Target Amendment Proposal, the Director Proposal and the Auditor Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise Redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising Redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Annual General Meeting?

A.

You may receive more than one set of voting materials for the Annual General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to Embrace Change shareholders for a Business Combination Annual General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Annual General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

A.

Embrace Change will pay the cost of soliciting proxies for the Annual General Meeting. Embrace Change has engaged [*] to assist in the solicitation of proxies for the Annual General Meeting. Embrace Change will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Embrace Change may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Embrace Change Acquisition Corp.

San Diego, CA 92121

Attention: Yuan Zheng - Chief Financial Officer

Email: jennifer.yuan@embracechange.top

You may also contact the proxy solicitor for Embrace Change at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Email: ksmith@advantageproxy.com

To obtain timely delivery, Embrace Change shareholders must request the materials no later than [*], or three (3) business days prior to the date of the Annual General Meeting. You may also obtain additional information about Embrace Change from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on [*] (two business days before the Annual General Meeting) in accordance with the procedures detailed under the question “How do I exercise my Redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

ANNUAL GENERAL MEETING OF EMBRACE CHANGE SHAREHOLDERS

This proxy statement is being provided to Embrace Change shareholders as part of a solicitation of proxies by the Board for use at the Annual General Meeting of Embrace Change shareholders to be held on [*], and at any adjournment thereof. This proxy statement contains important information regarding the Annual General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [*] to all shareholders of record of Embrace Change as of [*], the record date for the Annual General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Annual General Meeting.

Date, Time and Place of Annual General Meeting

The Annual General Meeting will be held at [*].m., Eastern Time, on [*] at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via live webcast by visiting https://www.cstproxy.com/[*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Annual General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Annual General Meeting

At the Annual General Meeting, Embrace Change shareholders will consider and vote on the following proposals:

•

Proposal No. 1 — Target Amendment Proposal — To approve, as a special resolution, an amendment to Embrace Change’s Second Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, together, the “Articles of Association”) as provided by the first resolution in the form set forth in Annex A to this proxy statement, to remove the restriction of the Company to undertake a Business Combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau). This proposal is referred to as the “Target Amendment Proposal;”

•

Proposal No. 2 — Director Proposal — To elect, as an ordinary resolution, Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death. This proposal is referred to as the “Director Proposal;”

•

Proposal No. 3 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2023. This proposal is referred to as the “Auditor Proposal;” and

•

Proposal No. 4 — Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates (the “Adjournment”), from time to time, as the Chairman of the Annual General Meeting may deem necessary or appropriate. This proposal is referred to as “Adjournment Proposal.”

Voting Power; Record Date

As a shareholder of Embrace Change, you have a right to vote on certain matters affecting Embrace Change. The proposals that will be presented at the Annual General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Annual General Meeting if you own Ordinary Shares at the close of business on [*], which is the

Record Date for the Annual General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 8,138,038 Ordinary Shares issued and outstanding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Annual General Meeting

The approval of the Target Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Annual General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Annual General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Target Amendment Proposal.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by shareholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on the Director Proposal.

The Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares present in person or represented by proxy at the Annual General Meeting or any adjournment thereof and entitled to vote on such matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the Auditor Proposal. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

It is possible that Embrace Change will not be able to complete its Business Combination on or before the Termination Date. If Embrace Change fails to complete its Business Combination on or before the Termination Date, Embrace Change will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares — Shareholders of Record

If you are an Embrace Change shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Annual General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Target Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on [*].

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/[*] and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free 1 800-450-7155 in the U.S. and Canada, +1 857-999-9155 outside the U.S. and Canada, Conference ID: [*]# and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on [*] to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Embrace Change. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Annual General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Annual General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after Embrace Change receives your registration materials. You may attend the Annual General Meeting by visiting https://www.cstproxyvote.com and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Annual General Meeting. Follow the instructions provided to vote. Embrace Change encourages you to access the Annual General Meeting prior to the start time leaving ample time for the check in.

Attending the Annual General Meeting

The Annual General Meeting will be held at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, on [*] at [*].m. Eastern Time and virtually via live webcast on the Internet. You will be able to attend the Annual General Meeting virtually by visiting https://www.cstproxy.com/[*] and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Annual General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Annual General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Annual General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Annual General Meeting or at the Annual General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Embrace Change’s Secretary in writing to Embrace Change Acquisition Corp., 5186 Carroll Canyon Rd, San Diego, CA 92121 before the Annual General Meeting that you have revoked your proxy; or

•	you may attend the Annual General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Annual General Meeting has been called only to consider and vote on the approval of the Target Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Annual General Meeting, no other matters may be considered at the Annual General Meeting if they are not included in this proxy statement, which serves as the notice of the Annual General Meeting.

Embrace Change intends to hold a Business Combination Annual General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., Embrace Change’s proxy solicitor, at: 206-870-8565; Email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the Target Amendment Proposal, the Director Proposal and the Auditor Proposal, and contingent upon the effectiveness of the Target Amendment Proposal, the Director Proposal and the Auditor Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

•	if you hold units, separate the underlying Public Shares, public warrants and public rights;

•

on or before 5:00 p.m., New York Time, two business days before the Annual General Meeting, tender your shares physically or electronically and submit a request in writing that Embrace Change redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Annual General Meeting. Shareholders seeking to exercise their Redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their Redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Target Amendment Proposal at the Annual General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding units must separate the underlying Public Shares, public warrants and public rights prior to exercising Redemption rights with respect to the Public Shares. If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee, with written instructions to separate such units into Public Shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your Redemption rights upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your Redemption rights upon the separation of the Public Shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of [*]. Prior to their exercising Redemption rights, Embrace Change shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their Redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Embrace Change, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Target Amendment Proposal is not approved and Embrace Change is unable to consummate a Business Combination with a non-China-based Target by the Termination Date, Embrace Change will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of Embrace Change’s warrants and rights will expire worthless.

Your right to redeem in connection with the Annual General Meeting relating to the Target Amendment Proposal does not affect the right of Embrace Change shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to Embrace Change shareholders.

Appraisal Rights

There are no appraisal rights available to Embrace Change shareholders in connection with the Target Amendment Proposal, the Director Proposal or the Auditor Proposal.

Proxy Solicitation Costs

Embrace Change is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Embrace Change has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Annual General Meeting. Embrace Change and its directors, officers and employees may also solicit proxies on the Internet. Embrace Change will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Embrace Change will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Embrace Change will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Embrace Change shareholders. Directors, officers and employees of Embrace Change who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Target Amendment Proposal, the Director Proposal and the Auditor Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•	If the Target Amendment Proposal is not approved, Embrace Change is unable to consummate a Business Combination with a China-based Target.

•

If Embrace Change is not able to complete a Business Combination on time, it will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Embrace Change Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the 1,848,214 founder shares (the “Founder Shares”) held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[*] million based upon the closing price of $[*] per share on Nasdaq on [*].

•

Simultaneously with the consummation of the IPO, Embrace Change consummated the private sale of 373,750 private units (the “Private Units”) to the Sponsor at a price of $10.00 per unit, for an aggregate purchase price of $3,737,500. Each Private Unit is identical to the public units sold in IPO. Such Private Units have an aggregate market value of approximately $[*] based upon the closing per unit price of $[*] on Nasdaq on [*]. The Private Units, including the underlying securities, will become worthless if Embrace Change does not consummate a Business Combination by the Termination Date.

•

The Sponsor paid significantly less for its Founders Shares. Prior to the consummation of the IPO, Sponsor purchased 1,848,214 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.014 per share.

•

If Embrace Change is unable to complete a Business Combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $[*] from the investment in the Founder Shares and Private Units. The value of the Founder Shares and the Private Units, comprised of (a) $[*] million representing the market value of Founder Shares, and (b) $[*] representing the market value of Private Units, would be lost. Certain Embrace Change directors and executive officers have indirect economic interests in the Private Units and in the Founder Shares.

•	The Sponsor has agreed not to redeem any Ordinary Shares, held by it in connection with a shareholder vote to approve a Business Combination.

•

The Sponsor and Embrace Change’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Embrace Change fails to complete a Business Combination by the Termination Date.

•	The continued indemnification of current directors and officers of Embrace Change and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Target Amendment Proposal and the Director Proposal are approved and Embrace Change consummates a Business Combination, the officers and directors of Embrace Change may have additional interests as described in the proxy statement/prospectus for such transaction.

Certain Risks

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete a Business Combination with a U.S. target company since such Business Combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Our sponsor is, is controlled by, and has substantial ties with a non-U.S. person. Our Chief Executive Officer, Jingyu Wang, resides in and is a citizen of China. Our Chief Financial Officer, Yuan Zheng, resides in the United States and is a citizen of China. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’ regulations. As such, a Business Combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S.

business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete our Business Combination by the Termination Date, because the review process drags on beyond such timeframe or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[*] per share (including interest not previously released to Embrace Change to pay its taxes), without taking into account any interest earned after [*], and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL NO. 1 — THE TARGET AMENDMENT PROPOSAL

Overview

Embrace Change is proposing to amend, by special resolution, its Articles of Association to remove the restriction of Company to undertake a Business Combination with any China-based Target. The text of the proposed special resolution is set forth as the first resolution in Annex A to this proxy statement.

The Board believes that it is in the best interests of Embrace Change shareholders that the restrictions be removed so that Embrace Change has the flexibility for its search of target to undertake a Business Combination. With the restrictions, Embrace Change may not be able to identify a suitable target business and complete a Business Combination on or before the Termination Date, and would be forced to liquidate. Embrace Change intends to hold a Business Combination Annual General Meeting at a future date to approve a Business Combination.

Articles of Association

Embrace Change believes that given Embrace Change’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that Embrace Change is in the best position possible to consummate a Business Combination and that it is in the best interests of Embrace Change shareholders that Embrace Change removes the restrictions on the China-based Target. Embrace Change believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the amendment is implemented. You may elect to redeem your Public Shares in connection with the Annual General Meeting.

On [*], the redemption price per Public Share was approximately $[*] (which is expected to be the same approximate amount two (2) business days prior to the Annual General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[*] million as of [*] (including interest not previously released to Embrace Change to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq Global Market on [*] was $[*]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Annual General Meeting, exercising Redemption rights would result in a holder of Public Shares receiving approximately $[*] less per share than if the Public Shares were sold in the open market. Embrace Change cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Embrace Change believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Embrace Change does not complete a Business Combination on or before the Termination Date.

Reasons for the Target Amendment Proposal

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of a target company to undertake a Business Combination. If the Target Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with a China-based Target which allows it to assess to a bigger pool of potential target candidates. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in China, it is in the best interests of its shareholder to approve the Target Amendment Proposal.

If the Target Amendment Proposal is Not Approved

If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a non-China-based target by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 1,848,214 Founder Shares or any shares underlying the Private Units. There will be no distribution from the Trust Account with respect to Embrace Change’s warrants and rights, which will expire worthless in the event Embrace Change dissolves and liquidates the Trust Account.

If the Target Amendment Proposal is Approved

If the Target Amendment Proposal is approved, we will then continue to work to consummate a Business Combination, and may decide to consummate our Business Combination with a China-based Target, so the combined company may face various legal and operational risks and uncertainties after the Business Combination.

You are not being asked to vote on a Business Combination at the Annual General Meeting. The vote by Embrace Change shareholders on a Business Combination will occur at a separate Business Combination Annual General Meeting of Embrace Change shareholders, to be held at a later date, and the solicitation of proxies from Embrace Change shareholders in connection with such separate Business Combination Annual General Meeting, and the related right of Embrace Change shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Target Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Target Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Annual General Meeting.

Redemption Rights

In connection with the Target Amendment Proposal and contingent upon the effectiveness of the implementation of the amendment, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights, you must:

•	if you hold units, separate the underlying Public Shares, public warrants and public rights;

•

on or before two business days before the Annual General Meeting, tender your shares physically or electronically and submit a request in writing that Embrace Change redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Annual General Meeting.

Shareholders seeking to exercise their Redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their Redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Target Amendment Proposal at the Annual General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding units must separate the underlying Public Shares, public warrants and public rights prior to exercising Redemption rights with respect to the Public Shares. If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee, with written instructions to separate such units into Public Shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your Redemption rights upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your Redemption rights upon the separation of the Public Shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your units to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Each redemption of a Public Share by Embrace Change’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[*] million as of [*]. Prior to their exercising Redemption rights, Embrace Change shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their Redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Embrace Change, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Your right to redeem in connection with the Annual General Meeting relating to the Target Amendment Proposal does not affect the right of Embrace Change shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to Embrace Change shareholders. Shareholders of Embrace Change seeking to exercise their Redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Annual General Meeting.

Risks Related to Our Possible Business Combination with a China-based Target

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may conduct our search in China and pursue a Business Combination with a China-based Target. As a result, we may be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of certain industries, regulatory review of overseas listing of PRC companies through a special purpose vehicle and the validity and enforcement of the VIE Agreements (as defined below), if the China-based Target requires any of these legal requirements post Business Combination by us. Due to PRC legal restrictions on foreign ownership in certain industries, neither the post-combination entity nor its subsidiaries may own any equity interest in the China-based Target’s operating entity in a restricted industry, which is known as variable interest entity, or a VIE. Instead, a series of contractual arrangements (the “VIE Agreements”) may be entered into between the VIEs, the VIEs’ founders and owners, on one side, and a PRC subsidiary of the post-combination entity, on the other side.

VIE Agreements normally include: (i) certain power of attorney agreements, a share pledge agreement and certain loan agreements; (ii) an exclusive business cooperation agreement which allows the post-combination entity to receive substantially all of the economic benefits from the VIE; and (iii) certain exclusive option agreements and certain spouse consent letters which provide us with an exclusive option to purchase all or part of the equity interests in and/or assets of the VIE when and to the extent permitted by PRC laws (“VIE structure”). The China-based Target, through VIE Agreements, can consolidate the financial results of the VIE in its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, for accounting purposes. The post-combination entity or its shareholder do not directly hold equity interests in the VIEs after the Business Combination under the VIE structure, and therefore, such corporate structure is subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of internet technology companies, regulatory review of oversea listing of PRC companies through a special purpose vehicle, and the validity and enforcement of the VIE Agreements. VIE structure is also subject to the risks of uncertainty about any future actions of the PRC government in this regard that could disallow the VIE structure, which would likely result in a material change in the post-combined company’s operation and may cause the value of our securities of post-combination entity depreciate significantly or become worthless.

VIE structure may not be as effective as equity ownership and the company may incur substantial costs to enforce the terms of the arrangements. Since the post-combination entity and its shareholders do not directly own equity interest in VIE and the shareholders of VIE still own the shares of VIE after the Business Combination, the VIE structure has its inherent risks that may affect your investment, including less effectiveness and certainties than equity ownership and potential substantial costs to enforce the terms of the VIE Agreements. The shareholders of VIE may not act in the best interests of the post-combined company or may not perform their obligations under the VIE Agreement. If VIE or the shareholders of the VIE breach their contractual obligations under the VIE Agreements, the post-combined company may have difficulty in enforcing any rights it may have under the VIE Agreements with the VIE, its founders and owners, in PRC because all of the VIE Agreements are governed by the PRC laws and provide for the resolution of disputes through arbitration in the PRC. The post-combination entity may have to incur substantial costs and expend significant resources to enforce such VIE Agreements in reliance on legal remedies under PRC law. In connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in the VIE, including such equity interest of such record holder, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the VIE Agreements or that the ownership by the record holder of such equity interest will be unchallenged. In addition, if we acquire a China-based Target through VIE Agreements, investors in our common stock following a Business Combination would not hold equity interests in the VIE domiciled in China and would instead hold equity interests in a holding company. You may never hold equity interests in the VIE.

All of the VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the post-combination ability to enforce the VIE Agreements. As at the date of this proxy statement, there are very few precedents and little official guidance as to how VIE Agreements should be interpreted or enforced under PRC law. The VIE Agreements have not been widely tested in a court of law in the PRC and there remain significant uncertainties regarding the ultimate outcome of arbitration should legal action become necessary. Furthermore, VIE Agreements may not be enforceable in China if PRC government authorities or courts take a view that such VIE Agreements contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In addition, there is uncertainty as to whether the courts in the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state. In the event that the post-combined entity is unable to enforce the VIE Agreements, the post-combined entity may not be able to consolidate the financial results of the VIE through the VIE Agreements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS as primary beneficial for accounting purposes, and the post-combination entity may be precluded from operating the business, which will have a material adverse effect on its financial condition and results of operations. In addition, there is uncertainty as to whether the courts the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state.

Although the PRC authorities do not require permission to entry of VIE Agreements, recently the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the “Opinions on Severely Cracking Down on Illegal Securities Activities According to Law,” or the Opinions, which was made available to the public on July 6, 2021, pursuant to which the PRC government will strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings of Chinese companies. The Opinions and any related implementing rules to be enacted may subject VIE structure to compliance requirement in the future. Given the current regulatory environment in the PRC, uncertainty of different interpretation and enforcement of the rules and regulations in the PRC may be adverse to our Business Combination with a China-based Target or the post-combined company, which may take place quickly with little advance notice.

The governing PRC laws and regulations are sometimes vague and uncertain and can change quickly with little advance notice, which may result in a material change in the post-combined company’s operations, cause the value of our shares after we complete our Business Combination to significantly decline or be worthless, or substantially limit or completely hinder the post-combined company’s ability to offer or continue to offer securities to investors. For instance, the PRC government recently initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using VIE structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. However, since these statements and regulatory actions are new or have not been officially implemented, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments, or list on an U.S. exchange.

The Chinese government may intervene or influence the operations of the PRC operating entities at any time and may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers, which could result in a material change in the operations of the PRC operating entities and/or the value of our securities. In addition, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Changes in China’s economic, political or social conditions, as well as possible interventions and influences of any government policies and actions; as well as uncertainties with respect to the PRC legal system could have a material adverse effect on our operation and the value of our securities. For instance, (i) as the date hereof, we are not required to obtain any permission from China authorities nor received any objection or restriction from Chinese authorities to list our securities in U.S. exchanges, however, we cannot guarantee that PRC authorities may initiate any change in its law, rules or regulations, or governmental policies that would require permission or scrutiny from relevant PRC authorities before our listing; or any law, regulation, rules and policies will become effective and enforceable after our listing that could substantially affect our operation and the value of our securities may depreciate quickly or even become worthless; and (ii) after consummation of the IPO and prior to the consummation of our Business Combination, our operation involves searching and identifying suitable targets, conducting due diligence on targets, negotiating and consummating our Business Combination. Though we are not restricted or prohibited from such business activities in China, we are subject to risks and uncertainties about future actions of the PRC government or law enforcement to refrain our activities or operation in China, which would likely result in a material change in our operations, significantly limit or hinder our ability to offer or continue to offer our securities, and cause the value of our securities may depreciate significantly or become worthless.

For details of risks related to our possible Business Combination with a China-based Target, see “Proposal 2 — The Target Amendment Proposal — Risks Related to Acquiring a China-Based Target”.

Permission Required from the PRC Authorities and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a China-based Target (Post-Business Combination)

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning whether offerings like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”); and (b) our company is a blank check company incorporated in Cayman Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”).

If we acquire a China-based Target, we may be required to obtain approval from Chinese authorities, including the CSRC or CAC, to list on U.S. exchanges or issue securities to foreign investors post Business Combination with a China-based Target. If approval is required in the future and we were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors. It is uncertain when and whether we will be required to obtain permission from the PRC government to continue to list on U.S. exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Our operations may be adversely affected in the future, directly or indirectly, by existing or future laws and regulations relating to the China-based Target’s business or industry and oversea listing and share issuance.

Transfers of Cash to and from Our Post-Combination Entity If We Acquire a China-based Target (Post-Business Combination)

We are a blank check company with no operations of our own and no subsidiaries except searching for a suitable target to consummate a Business Combination. As of the date hereof, no transfers, dividends, or distributions have been made by us.

If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue. We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, because of our significant ties to China, we may pursue a Business Combination with a China-based Target which might require a VIE structure. As a result, although other means are available for the post-combination entity to obtain financing at the holding company level, the post-combination entity’s ability to pay dividends to its shareholders and to service any debt it may incur may depend upon dividends paid by the China-based Target’s subsidiaries. If any of the post-combination entity’s subsidiaries incurs debt on its own in the future, the instruments governing such debt may restrict its ability to pay dividends to the post-combination entity. In addition, the PRC subsidiaries of the post-combination entity and VIE are required to make appropriations to certain statutory reserve funds, which are not distributable as cash dividends except in the event of a solvent liquidation of the companies.

In order for the post-combination entity to pay dividends to its shareholders, the post-combination entity will rely on payments made from the VIE to the PRC subsidiary of the post-combined entity, a wholly foreign-owned enterprise (“WFOE”), pursuant to the VIE Agreements, and the distribution of such payments from the WFOE to the post-combination entity as dividends from the subsidiaries of the post-combined entity. Such dividends and other distributions may be subject to the PRC government’s regulations relating to the conversion of Renminbi into foreign currencies and the remittance of such currencies out of the PRC, which may limit the post-combination entity’s PRC subsidiaries’ ability to distribute earnings to the post-combination entity or may otherwise adversely affect the post-combination entity. Furthermore, even though the post-combination entity may wish to transfer cash proceeds raised from overseas financing activities, to its PRC subsidiaries via capital contribution or shareholder loans, the PRC government’s regulations relating to foreign exchange may limit the post-combination entity’s ability to make loans to or inject capital into its PRC subsidiaries or the ability of its PRC subsidiaries to pay back such loans to the post-combination entity.

Investment in Chinese companies, which are governed by the Foreign Investment Law, and the dividends and distributions from a China-based operating company are subject to regulations and restrictions on dividends and payment to parties outside of China. Furthermore, if certain procedural requirements are satisfied, the payment in foreign currencies on current account items, including profit distributions and trade and service related foreign exchange transactions, can be made without prior approval from State Administration of Foreign Exchange (the “SAFE”) or its local branches. However, where RMB would be converted into foreign currency and remitted out of China to pay capital expenses, such as the repayment of loans denominated in foreign currencies, approval from or registration with competent government authorities or its authorized banks is required. The PRC government may take measures at its discretion from time to time to restrict access to foreign currencies for current account or capital account transactions. If the foreign exchange control regulations prevent the VIE or PRC subsidiaries of the combined company from obtaining sufficient foreign currencies to satisfy their foreign currency demands, the VIE or PRC subsidiaries of the combined company may not be able to pay dividends or repay loans in foreign currencies to their offshore intermediary holding companies and ultimately to the post-combination company. We cannot assure you that new regulations or policies will not be promulgated in the future, which may further restrict the remittance of RMB into or out of the PRC. We cannot assure you, in light of the restrictions in place, or any amendment to be made from time to time, that the PRC subsidiaries of the post-combination company will be able to satisfy their respective payment obligations that are denominated in foreign currencies, including the remittance of dividends outside of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our subsidiaries or the VIE, if any.

Current PRC regulations permit the indirect subsidiaries of the post-combination entity to pay dividends to the post-combination entity only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, each of the subsidiaries of the post-combination company in China is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Each of such entity in China is also required to further set aside a portion of its after-tax profits to fund the employee welfare fund, although the amount to be set aside, if any, is determined at the discretion of its board of directors. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends except in the event of liquidation.

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If the post-combination entity is considered a PRC tax resident enterprise for tax purposes, any dividends the post-combination entity pay to its overseas shareholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%.

Recent PCAOB Developments

We are a blank check company incorporated in Cayman Islands with our office located in the United States with no operations or subsidiaries in China. Our auditor, MaloneBailey, LLP, headquartered in Michigan, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States pursuant to which PCAOB conducts regular inspections to assess MaloneBailey, LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in any report as a firm subject to the PCAOB’s determination.

If the Target Amendment Proposal is approved and we may pursue a Business Combination with a China-based target, we may be subject to Holding Foreign Companies Accountable Act, as amended by the Consolidated Appropriations Act, 2023 (the “HFCAA”) and related regulations if we pursue an opportunity with a foreign company. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years. On December 29, 2022, the Consolidated Appropriations Act was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to the AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the HFCA Act from three years to two years. If our securities are unable to be listed on another securities exchange by then, such a delisting would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with a potential delisting would have a negative impact on the price of our securities. For instance, the HFCAA would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. We may not be able to consummate a Business Combination with a favored target business due to these laws.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for two consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. An identified issuer will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

Enforceability of Civil Liability

There is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the Business Combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Risks Related to Acquiring a China-Based Target

If the Target Amendment Proposal is approved, we may consider a Business Combination with China-based Target, which may subject the post Business Combination business to the laws, regulations, and policies of the PRC. As a result, in the future we may be subject to risks related to the PRC as discussed below.

We may undertake our Business Combination with an entity or business which is based in a foreign country and the laws and regulations of such foreign countries may not afford U.S. investors or regulatory agencies access to information normally available to them with respect to U.S. based entities.

In November 2020, the SEC Staff issued guidance regarding certain risks and considerations that should be considered by investors regarding foreign entities, specifically the limited ability of U.S. investors and regulatory agencies to rely upon or obtain information from foreign based entities, specifically China based entities, under the laws and regulations of such foreign countries. As stated by the SEC Staff. “[A]lthough China-based Issuers that access the U.S. public capital markets generally have the same disclosure obligations and legal responsibilities as other non-U.S. issuers, the Commission’s ability to promote and enforce high-quality disclosure standards for China-based Issuers may be materially limited. As a result, there is substantially greater risk that their disclosures may be incomplete or misleading. In addition, in the event of investor harm, investors generally will have substantially less access to recourse, in comparison to U.S. domestic companies and foreign issuers in other jurisdictions.” Among other potential issues and risks cited by the SEC Staff, the SEC Staff identified restrictions in China which restricted the PCAOB’s ability to inspect audit work and practices of PCAOB-registered public accounting firms in China and on the PCAOB’s ability to inspect audit work with respect to China-based issuer audits by PCAOB-registered public accounting firms in Hong Kong.

Further, current laws and regulations in China as well as other potential target countries, can limit or restrict investigations and similar activities by U.S. regulatory agencies such as the SEC to gather information regarding the securities and other activities of issuers based in the foreign countries where such laws or regulations exist. According to Article 177 of the newly amended PRC Securities Law which became effective in March 2020 (the “Article 177”), the securities regulatory authority of the PRC State Council may collaborate with securities regulatory authorities of other countries or regions in order to monitor and oversee cross border securities activities. Article 177 further provides that overseas securities regulatory authorities are not allowed to carry out investigation and evidence collection directly within the territory of the PRC, and that any Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to overseas agencies without prior consent of the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. Investors should be aware that the U.S. Holding Foreign Companies Accountable Act, which requires that the PCAOB be permitted to inspect an issuer’s public accounting firm within three years, may result in the delisting of the operating company in the future if the PCAOB is unable to inspect the firm. Although we have not identified a potential target business nor any particular country in which a Business Combination may occur, we intend to consider potential target business in foreign jurisdictions, including China based entities and businesses, and therefore investors should be aware of risks related to the ability to obtain information and conduct investigations and be afforded protections by U.S.- based agencies such as the SEC related to any such Business Combination with a target business in a foreign country and consider such risks prior to investing in our securities.

If the government of the PRC finds that the VIE Agreements the China-based Target entered into to allow the post-combination entity to consolidate the financial results of the China-based Target do not comply with local governmental restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, the post-combination entity could be subject to significant penalties or be forced to relinquish our interests in those operations or the post-combination entity could be unbale to consolidate the financial results of the VIE, which could cause the value of our securities depreciate significantly or become worthless.

We are a Cayman Islands exempted company with no operations of our own and no subsidiaries except searching for a suitable target to consummate a Business Combination. We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, because of our significant ties to China, we may pursue a Business Combination with a China-based Target which might require a VIE structure. The post-combination entity, through VIE Agreements, can consolidate the financial results of the VIE in accordance with U.S. GAAP or IFRS as primary beneficial for accounting purposes. In that case, following the consummation of a Business Combination with a China-based Target, the securities of the post-combination entity would be securities of an offshore holding company instead of shares of the VIE in China. For a summary of the VIE structure and VIE Agreements, see “Proposal No. 2 — The Target Amendment Proposal — Consequences If the Trust Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target.”

The post-combination entity will rely on WFOE’s VIE Agreements with the VIE and its shareholders to consolidate the financial results of the VIE. These VIE Agreements may not be as effective as direct ownership. Under the VIE Agreements, as a legal matter, if the VIE or any of its shareholders executing the VIE Agreements fails to perform its, his or her respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and resources to enforce such arrangements, and rely on legal remedies available under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective. For example, if shareholders of the VIE were to refuse to transfer their equity interests in such VIE to the post-combination entity or its designated persons when the post-combination entity exercises the purchase option pursuant to the VIE Agreements, the post-combination entity may have to take a legal action to compel them to fulfill their contractual obligations.

If (i) the applicable PRC authorities invalidate the VIE Agreements for violation of PRC laws, rules and regulations, (ii) any VIE or its shareholders terminate the VIE Agreements, (iii) any VIE or its shareholders fail to perform its/his/her obligations under the VIE Agreements, or (iv) if these regulations change or are interpreted differently in the future, the China-based Target’s business operations in China would be materially and adversely affected, and the value of your securities would substantially decrease or even become worthless. Further, if the post-combination entity fails to renew the VIE Agreements upon their expiration, the post-combination entity would not be able to continue the business operations unless the then current PRC law allows it to directly operate businesses in China.

In addition, if any VIE or all or part of its assets become subject to liens or rights of third-party creditors, we may be unable to continue to consolidate the financial results of the VIE, which could materially and adversely affect the post-combination entity’s business, financial condition and results of operations. If any of the VIEs undergoes a voluntary or involuntary liquidation proceeding, its shareholders or unrelated third-party creditors may claim rights to some or all of these assets, thereby materially and adversely affecting the financial results of the post-combination entity.

All of the VIE Agreements will be governed by PRC law and provided for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce the VIE Agreements. In the event the post-combination entity is unable to enforce the VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in accordance with U.S. GAAP or IFRS and the post-combination entity may be precluded from operating its business, which would have a material adverse effect on its financial condition and results of operations.

Although based on industry practices, VIE Agreements among WFOE, the VIE and its shareholders governed by PRC laws are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect, however, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws, regulations and rules. Accordingly, the PRC regulatory authorities may ultimately take a view that is contrary to the accepted industry practices with respect to the VIE Agreements. In addition, it is uncertain whether any new PRC laws or regulations relating to the VIE structures will be adopted or if adopted, what they would provide. PRC government authorities may deem that foreign ownership is directly or indirectly involved in the VIE’s shareholding structure. If our potential corporate structure and VIE Agreements are deemed by the Ministry of Industry and Information Technology, or MIIT, or the Ministry of Commerce, or MOFCOM, or other regulators having competent authority to be illegal, either in whole or in part, the post-combined company may lose the ability to consolidate the financial results of the VIE through the VIE Agreements and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that we can achieve this without material disruption to the China-based Target’s business. Furthermore, if the post-combined company or the VIE is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including, without limitation:

•	revoking the business license and/or operating licenses of the post-combination entity or the VIE;

•	discontinuing or placing restrictions or onerous conditions on our operations through any transactions under the VIE agreements;

•

imposing fines, confiscating the income from the post-combination entity, the VIE or its subsidiaries, or imposing other requirements with which the post-combined company or the VIE may not be able to comply;

•	placing restrictions on our right to collect revenues;

•

requiring the post-combination entity to restructure its ownership structure or operations, including terminating the VIE Agreements with the VIE and deregistering the equity pledges of the VIE, which in turn would affect the post-combined company’s ability to consolidate the financial results of the VIE through the VIE Agreements; or

•	taking other regulatory or enforcement actions against the post-combination entity that could be harmful to the post-combination entity business.

The imposition of any of these penalties will result in a material and adverse effect on our potential ability to conduct the business. In addition, it is unclear what impact the PRC government actions will have on the post-combined company and on the post-combination entity’s ability to consolidate the financial results of the VIE in its consolidated financial statements, if the PRC government authorities were to find our potential corporate structure and VIE Agreements to be in violation of PRC laws and regulations. If the imposition of any of these government actions causes the post-combination entity to lose the right to direct the activities of the VIE or the right to receive substantially all the economic benefits and residual returns from the VIE and the post-combination entity is not able to restructure the ownership structure and operations in a timely and satisfactory manner, the post-combination entity will no longer be able to consolidate the financial results of the VIE in its consolidated financial statements. Either of these results, or any other significant penalties that might be imposed on the post-combination entity in this event, it will have a material adverse effect on the post-combination entity’s financial condition, results of operations and our securities shares may decline in value or be worthless.

The VIE Agreements under a VIE structure may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE, and thus, the post-combination entity may incur substantial costs to enforce the terms of the VIE Agreements, which the post-combination entity may not be able to enforce at all.

The VIE Agreements may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE. For example, the VIE and its shareholders could breach the VIE Agreements by, among other things, failing to conduct their operations in an acceptable manner or taking other actions that are detrimental to the interests of the post-combination entity. If the post-combination entity had direct ownership of the VIE, the post-combination entity would be able to exercise its rights as a shareholder to effect changes in the board of directors of the VIE, which in turn could implement changes, subject to any applicable fiduciary obligations, at the management and operational level. However, under the VIE Agreements, the post-combination entity rely on the performance by the VIE and its shareholders of their obligations under the contracts to consolidate the financial results of the VIE as primary beneficial. The shareholders of the VIE may not act in the best interests of the post-combination entity or may not perform their obligations under these VIE Agreements. Such risks exist throughout the period in which the post-combination entity intends to consolidate the financial results of the VIE through the VIE Agreements.

If the VIE or its shareholders fail to perform their respective obligations under the post-combination entity, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such VIE Agreements. For example, if the shareholders of the VIE refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they otherwise act in bad faith toward the post-combination entity, then the post-combination entity may have to take legal actions to compel them to perform their contractual obligations. In addition, if any third parties claim any interest in such shareholders’ equity interests in the VIE, the post-combination entity’s ability to foreclose the share pledge according to the VIE Agreements may be impaired. If these or other disputes between the shareholders of the VIE and third parties were to impair the post-combination entity’s relationship with the VIE, the post-combination entity’s ability to consolidate the financial results of the VIE as primary beneficiary would be affected, which would in turn result in a material and adverse effect on the business, operations and financial condition.

Any failure by the VIE or its shareholders to perform their obligations under the VIE Agreements would have a material and adverse effect on the post-combination entity’s business.

The shareholders of the VIE are referred as its nominee shareholders because although they remain the holders of equity interests on record in the VIE, pursuant to the terms of the relevant power of attorney, such shareholders have irrevocably authorized the individual appointed by the WFOE to exercise their rights as a shareholder of the relevant VIE. If the VIE, or its shareholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such arrangements. The post-combination entity may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which the post-combination entity cannot assure you will be effective under PRC laws.

All of these VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce these VIE Agreements. See “Proposal No. 2 — The Target Amendment Proposal — Consequences If the Trust Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target — Uncertainties with respect to the PRC legal system could adversely affect us.” Meanwhile, there are very few precedents and little formal guidance as to how VIE Agreements in the context of a VIE should be interpreted or enforced under

PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that the post-combination entity is unable to enforce these VIE Agreements, or if the post-combination entity suffers significant delay or other obstacles in the process of enforcing these VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in its consolidated financial statements in accordance with U.S. GAAP or IFRS as primary beneficial for accounting purposes, and the post-combination entity’s ability to conduct its business may be negatively affected.

PRC regulations relating to offshore investment activities by PRC residents may limit the post-combination entity’s ability to inject capital in its Chinese subsidiaries, if any, and Chinese subsidiaries’ ability to change their registered capital or distribute profits to the post-combination entity or otherwise expose the post-combination entity or its PRC resident beneficial owners to liability and penalties under PRC laws.

In July 2014, The State Administration of Foreign Exchange of the PRC, or SAFE, promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment Through Special Purpose Vehicles, or SAFE Circular 37. SAFE Circular 37 requires PRC residents (including PRC individuals and PRC corporate entities as well as foreign individuals that are deemed as PRC residents for foreign exchange administration purpose) to register with SAFE or its local branches in connection with their direct or indirect offshore investment activities. SAFE Circular 37 is applicable to the shareholders of post-combination entity who are PRC residents and may be applicable to any offshore acquisitions that we make in the future.

Under SAFE Circular 37, PRC residents who make, or have prior to the implementation of SAFE Circular 37 made, direct or indirect investments in offshore special purpose vehicles, or SPVs, will be required to register such investments with SAFE or its local branches. In addition, any PRC resident who is a direct or indirect shareholder of an SPV, is required to update its filed registration with the local branch of SAFE with respect to that SPV, to reflect any material change, including, among other things, any major change of a PRC resident shareholder, name or term of operation of the SPVs, or any increase or reduction of the SPVs’ registered capital, share transfer or swap, merger or division. Moreover, any subsidiary of such SPV in China is required to urge the PRC resident shareholders to update their registration with the local branch of SAFE. If any PRC shareholder of such SPV fails to make the required registration or to update the previously filed registration, the subsidiary of such SPV in China may be prohibited from distributing its profits or the proceeds from any capital reduction, share transfer or liquidation to the SPV, and the SPV may also be prohibited from making additional capital contributions into its subsidiary in China. On February 13, 2015, SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or SAFE Notice 13, which became effective on June 1, 2015. Under SAFE Notice 13, applications for foreign exchange registration of inbound foreign direct investments and outbound overseas direct investments, including those required under SAFE Circular 37, will be filed with qualified banks instead of SAFE or its branches. The qualified banks will directly examine the applications and accept registrations under the supervision of SAFE.

We cannot provide assurance that the post-combination entity’s shareholders that are PRC residents comply with all of the requirements under SAFE Circular 37 or other related rules. Failure or inability of our PRC resident shareholders to comply with the registration procedures set forth in these regulations may subject us to fines and legal sanctions, restrict our cross-border investment activities, limit the ability of our wholly foreign-owned subsidiary in China to distribute dividends and the proceeds from any reduction in capital, share transfer or liquidation to us, and we may also be prohibited from injecting additional capital into the subsidiary. Moreover, failure to comply with the various foreign exchange registration requirements described above could result in liability under PRC law for circumventing applicable foreign exchange restrictions. As a result, the post-combination entity’s business operations and its ability to distribute profits to you could be materially and adversely affected.

Furthermore, as these foreign exchange regulations are still relatively new and their interpretation and implementation has been constantly evolving, it is unclear how these regulations, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant government authorities. For example, the post-combination entity may be subject to a more stringent review and approval process with respect to the post-combination entity’s foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings, which may adversely affect our financial condition and results of operations. In addition, if we decide to acquire a China-based Target, we cannot assure you that we or the owners of such company, as the case may be, will be able to obtain the necessary approvals or complete the necessary filings and registrations required by the foreign exchange regulations. This may restrict our ability to implement our acquisition strategy and could adversely affect our business and prospects.

Compliance with the PRC Antitrust law may limit our ability to effect our Business Combination.

The PRC Antitrust Law became effective on August 1, 2008. The government authorities in charge of antitrust matters in China are the Antitrust Commission and other antitrust authorities under the State Council. The PRC Antitrust Law regulates (1) monopoly agreements, including decisions or actions in concert that preclude or impede competition, entered into by business operators; (2) abuse of dominant market position by business operators; and (3) concentration of business operators that may have the effect of precluding or impeding competition. To implement the Antitrust Law, in 2008, the State Council formulated the regulations that require filing of concentration of business operators, pursuant to which concentration of business operators refers to (1) merger with other business operators; (2) gaining control over other business operators through acquisition of equity interest or assets of other business operators; and (3) gaining control over other business operators through exerting influence on other business operators through contracts or other means. In 2009, the Ministry of Commerce, to which the Antitrust Commission is affiliated, promulgated the Measures for Filing of Concentration of Business Operators (amended by the Guidelines for Filing of Concentration of Business Operators in 2014), which set forth the criteria of concentration and the requirement of miscellaneous documents for the purpose of filing. The Business Combination we contemplate may be considered the concentration of business operators, and to the extent required by the Antitrust Law and the criteria established by the State Council, we must file with the antitrust authority under the PRC State Council prior to conducting the contemplated Business Combination. If the antitrust authority decides not to further investigate whether the contemplated Business Combination has the effect of precluding or impeding competition or fails to make a decision within 30 days from receipt of relevant materials, we may proceed to consummate the contemplated Business Combination. If antitrust authority decides to prohibit the contemplated Business Combination after further investigation, we must terminate such Business Combination and would then be forced to either attempt to complete a new Business Combination or we would be required to return any amounts which were held in the trust account to our shareholders. When we evaluate a potential Business Combination, we will consider the need to comply with the Antitrust Law and other relevant regulations which may limit our ability to effect an acquisition or may result in our modifying or not pursuing a particular transaction. The approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Exchange controls that exist in the PRC may restrict or prevent us from using the proceeds of the IPO to acquire a China-based Target and limit our ability to utilize our cash flow effectively following our Business Combination.

SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises, or Circular 19, effective on June 1, 2015, in replacement of the Circular on the Relevant Operating Issues Concerning the

Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, or SAFE Circular 142, the Notice from the State Administration of Foreign Exchange on Relevant Issues Concerning Strengthening the Administration of Foreign Exchange Businesses, or Circular 59, and the Circular on Further Clarification and Regulation of the Issues Concerning the Administration of Certain Capital Account Foreign Exchange Businesses, or Circular 45. According to Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans, the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within the PRC, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it is unclear whether SAFE will permit such capital to be used for equity investments in the PRC in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account, or Circular 16, effective on June 9, 2016, which reiterates some of the rules set forth in Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 and Circular 16 could result in administrative penalties.

As such, Circular 19 and Circular 16 may significantly limit our ability to transfer the proceeds of the IPO to a China-based Target and the use of such proceeds by a China-based Target.

In addition, following our Business Combination with a China-based Target, we will be subject to the PRC’s rules and regulations on currency conversion. In the PRC, the SAFE regulates the conversion of the Renminbi into foreign currencies. Currently, FIEs are required to apply to the SAFE for “Foreign Exchange Registration Certificates for FIEs.” Following our Business Combination, we will likely be an FIE as a result of our ownership structure. With such registration certificates, which need to be renewed annually, FIEs are allowed to open foreign currency accounts including a “basic account” and “capital account.” Currency conversion within the scope of the “basic account,” such as remittance of foreign currencies for payment of dividends, can be effected without requiring the approval of the SAFE. However, conversion of currency in the “capital account,” including capital items such as direct investment, loans and securities, still require approval of the SAFE.

We cannot assure you the PRC regulatory authorities will not impose further restrictions on the convertibility of the Renminbi. Any future restrictions on currency exchanges may limit our ability to use the proceeds of the IPO in a Business Combination with a China-based Target and the use of our cash flow for the distribution of dividends to our shareholders or to fund operations we may have outside of the PRC.

Our Business Combination may be subject to national security review by the PRC government and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

On February 3, 2011, the PRC government issued a Notice Concerning the Establishment of Security Review Procedure on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or Security Review Regulations, which became effective on March 5, 2011. The Security Review Regulations cover acquisitions by foreign investors of a broad range of PRC enterprises if such acquisitions could result in de facto control by foreign investors and the enterprises are relating to military, national defense, important agriculture products, important energy and natural resources, important infrastructures, important transportation services, key technologies and important equipment manufacturing. The scope of the review includes whether the acquisition will impact the national security, economic and social stability, and the research and development capabilities on key national security related technologies. Foreign investors should submit a security review application to the Department of Commerce for its initial review for contemplated acquisition. If the acquisition is considered to be within the scope of the Security Review Regulations, the Department of Commerce will transfer the application to a joint security review committee within five business days for further review. The joint security review committee, consisting of members from various PRC government agencies, will conduct a general review and seek comments from relevant government agencies. The joint security review committee may initiate a further special review and request the termination or restructuring of the contemplated acquisition if it determines that the acquisition will result in significant national security issue.

The Security Review Regulations will potentially subject a large number of mergers and acquisitions transactions by foreign investors in China to an additional layer of regulatory review. Currently, there is significant uncertainty as to the implication of the Security Review Regulations. Neither the Department of Commerce nor other PRC government agencies have issued any detailed rules for the implementation of the Security Review Regulations. If, for example, our potential Business Combination is with a China-based Target in any of the sensitive sectors identified above, the transaction will be subject to the Security Review Regulations, and we may have to spend additional resources and incur additional time delays to complete any such acquisition. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Our Business Combination may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

Our Business Combination may be subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear.

Recently, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the Opinions on Severe and Lawful Crackdown on Illegal Securities Activities, which was available to the public on July 6, 2021. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies. These opinions proposed to take effective measures, such as promoting the construction of relevant regulatory systems, to deal with the risks and incidents facing China-based overseas-listed companies and the demand for cybersecurity and data privacy protection. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

If, for example, our potential Business Combination is with a China-based Target and if the Measures for Cybersecurity Review mandates clearance of cybersecurity review and other specific actions to be completed by the target business, we may face uncertainties as to whether such clearance can be timely obtained, or at all, and incur additional time delays to complete any such acquisition. Cybersecurity review could also result in negative publicity with respect to our Business Combination and diversion of our managerial and financial resources. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

In light of recent events indicating greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, companies with more than one million users’ personal information in China, especially some internet and technology companies, may not be willing to list on a U.S. exchange or enter into a definitive business combination agreement with us.

Companies in China are subject to various risks and costs associated with the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. This data is wide ranging and relates to our investors, employees, contractors and other counterparties and third parties. If we decide to initiate a Business Combination with a company in China, our compliance obligations include those relating to the relevant PRC laws in this regard. These PRC laws apply not only to third-party transactions, but also to transfers of information between a holding company and its subsidiaries. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear. On July 10, 2021, the CAC publicly issued the Measures for Cybersecurity Censorship (Revised Draft for Comments) aiming to, upon its enactment, replace the existing Measures for Cybersecurity Censorship. The draft measures extend the scope of cybersecurity reviews to data processing operators engaging in data processing activities that affect or may affect national security, including listing in a foreign country. The draft measures require a company holding more than one million personal information to submit its initial public offering materials prepared for submission for cybersecurity review before listing on a foreign exchange. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

It is unclear whether the Measures for Cybersecurity Review will apply to a company planning to list on a U.S. exchange by business combination with a special purpose acquisition corporation like us. If cybersecurity review applies to our Business Combination with a company holding more than one million personal information in China, we cannot guarantee that we will receive such approval in a timely manner.

Furthermore, if we were found to be in violation of applicable laws and regulations in China during such review, we could be subject to administrative penalties, such as warnings, fines, or service suspension. Therefore, cybersecurity review could materially and adversely affect our business, financial condition, and results of operations.

In addition, the PRC Data Security Law, which was promulgated by the Standing Committee of the National People’s Congress on June 10, 2021 and takes effect on September 1, 2021, requires data collection to be conducted in a legitimate and proper manner, and stipulates that, for the purpose of data protection, data processing activities must be conducted based on data classification and hierarchical protection system for data security. After the Data Security Law takes effect, if the post-combination entity’s data processing activities were found to be not in compliance with this law, our post-combination entity could be ordered to make corrections, and under certain serious circumstances, such as severe data divulgence, we and the post-combination entity could be subject to penalties, including the revocation of our business licenses or other permits. As a result, we and the post-combination entity may be required to suspend our relevant businesses, shut down our website, take down our operating applications, or face other penalties, which may materially and adversely affect our business, financial condition, and results of operations.

The PRC government may exercise significant oversight and discretion over the conduct of the post-combination entity’s business and may intervene in or influence its operations at any time, which could result in a material change in its operations and/or the value of our securities. We are also currently not required to obtain approval from Chinese authorities to list on U.S. exchanges, however, if the China-based Target and the VIE were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors.

The PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our post-combination entity’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, the post-combination entity’s business segments may be subject to various government and regulatory interference in the provinces in which they operate. The post-combination entity could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. We and our post-combination entity may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply, and such compliance or any associated inquiries or investigations or any other government actions may:

•	delay or impede the post-combination entity’s development;

•	result in negative publicity or increase the post-combination entity’s operating costs;

•	require significant management time and attention; and

•

subject the post-combination entity to remedies, administrative penalties and even criminal liabilities that may harm the post-combination entity’s business, including fines assessed for its current or historical operations that it modifies or even cease its business practices.

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning our IPO and listing on Nasdaq are subject to the M&A Rules; and (b) our company is a blank check company incorporated in Cayman Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC.

However, applicable PRC laws, regulations, or interpretations may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. Further, the promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise may unfavorably impact the ability or way the post-combination entity may conduct its business and could require it to change certain aspects of its business to ensure compliance, which could decrease demand for its products or services, reduce revenues, increase costs, require us to obtain more licenses, permits, approvals or certificates, or subject it to additional liabilities. As such, the post-combination entity’s operations could be adversely affected, directly or indirectly, by existing or future PRC laws and regulations relating to its business or industry, which could result in a material and adverse change in the value of our securities, potentially rendering it worthless. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

PRC laws and regulations governing our post-combination entity’s business operations are sometimes vague and uncertain and any changes in such laws and regulations may impair our ability to operate profitably.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations including, but not limited to, the laws and regulations governing our business and the enforcement and performance of our arrangements with customers in certain circumstances. The laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness and interpretation of newly enacted laws or regulations, including amendments to existing laws and regulations, may be delayed, and our business may be affected if we rely on laws and regulations which are subsequently adopted or interpreted in a manner different from our understanding of these laws and regulations. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our post-combination entity’s business.

The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions under the civil law system may be cited for reference but have limited precedential value. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and the enforcement of these laws, regulations and rules involves uncertainties.

In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system, and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, the interpretation and enforcement of these laws and regulations involve uncertainties. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy. These uncertainties may affect our judgment on the relevance of legal requirements and our ability to enforce our contractual rights or tort claims. In addition, the regulatory uncertainties may be exploited through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from us.

Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all and may have retroactive effect. As a result, we may not be aware of our violation of any of these policies and rules until sometime after the violation. In addition, any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention.

From time to time, our post-combination entity may have to resort to administrative and court proceedings to enforce our legal rights. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection our post-combination entity enjoys than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies and internal rules (some of which are not published in a timely manner or at all) that may have retroactive effect. As a result, we and our post-combination entity may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainty over the scope and effect of our contractual, property (including intellectual property) and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our post-combination entity’s ability to continue its operations.

Changes in the policies, regulations, rules, and the enforcement of laws of the PRC government may be quick with little advance notice and could have a significant impact upon our ability to operate profitably in the PRC.

Our post-combination entity may conduct most of our operations and most of our revenue is generated in the PRC. Accordingly, economic, political and legal developments in the PRC will significantly affect our post-combination entity’s business, financial condition, results of operations and prospects. Policies, regulations, rules, and the enforcement of laws of the PRC government can have significant effects on economic conditions in the PRC and the ability of businesses to operate profitably. Our post-combination entity’s ability to operate profitably in the PRC may be adversely affected by changes in policies by the PRC government, including changes in laws, regulations or their interpretation, particularly those dealing with the Internet, including censorship and other restriction on material which can be transmitted over the Internet, security, intellectual property, money laundering, taxation and other laws that affect our post-combination entity’s ability to operate its business.

The PRC government may intervene or influence the China-based Target’s business operations at any time or may exert more control over offerings conducted overseas and/or foreign investment in China based issuers, which could result in a material change in the China-based Target’s business operations post Business Combination and/or the value of our securities. Additionally, the governmental and regulatory interference could significantly limit or completely hinder our ability to offer or continue to offer securities to investors post Business Combination and cause the value of such securities to significantly decline or be worthless.

Statements by the PRC government in 2021 have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China-based issuers. The PRC has proposed new rules in 2021 that would require companies collecting or holding large amounts of data to undergo a cybersecurity review prior to listing in foreign countries, a move that would significantly tighten oversight over China based internet giants. On November 14, 2021, the CAC has publicly solicited opinion on the Regulation on Network Data Security Management (Consultation Draft), which stipulates that data processor that undertakes data processing activities using Internet networks within China shall apply for the cybersecurity review if it conducts data processing activities that will or may have an impact on the national security. The review is mandatory if the data processor controls more than 1 million users’ personal information and intends to be listed in a foreign country, or if the data processor that will or may impact the national security seeks to be listed in Hong Kong. As of the date of this proxy statement, the Draft Regulation on Network Data Security Management has not been formally adopted. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, if the Target Amendment Proposal is approved, we may pursue a Business Combination with a China-based Target. Therefore, it is uncertain whether such China-based Target will be involved in the collection of user data, implicate cybersecurity, or involve any other type of restricted industry. Based on our understanding of currently applicable PRC laws and regulations, our registered public offering in the U.S. is not subject to the review or prior approval of the CAC or the CSRC. Uncertainties still exist, however, due to the possibility that laws, regulations, or policies in the PRC could change rapidly in the future. Any future action by the PRC government expanding the categories of industries and companies whose foreign securities offerings are subject to review by the CSRC or the CAC could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless.

China Securities Regulatory Commission and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. If we seek to enter into a Business Combination with a China-based Target, additional compliance procedures may be required in connection with future offerings of our securities and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

On July 6, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly issued a document to crack down on illegal activities in the securities market and promote the high-quality development of the capital markets, which, among other things, requires the relevant governmental authorities to strengthen cross-border oversight of law-enforcement and judicial cooperation, to enhance supervision over China-based companies listed overseas, and to establish and improve the system of extraterritorial application of the PRC securities laws. Since this document is relatively new, uncertainties still exist in relation to how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our future business combination with a company with major operation in China. Therefore, CSRC and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. Additional compliance procedures may be required in connection with our listing on Nasdaq and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

We believe that the approval of the China Securities Regulatory Commission is not required in connection with our listing on Nasdaq under relevant PRC regulations, however, if PRC governmental authorities revise the relevant PRC regulations, or take the view, now or in the future, that approval from them is required for an overseas offering by us.

As a blank check company incorporated in Cayman Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we did not generate any revenue or profit nor have any asset in China or from any operation in China as documented in our audited consolidated financial statements for the fiscal year ended in December 31, 2022. As a result, we believe that we do not meet the criteria (a) of a domestic company in the PRC as set forth in New Administrative Rules Regarding Overseas Listings and accordingly are not required to file with the CSRC for the IPO and listing on Nasdaq. In addition, as we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC, nor subject to Confidentiality and Archives Administration Provisions for the offering.

Notwithstanding the above, since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties. If it is determined in the future that the approval of the CSRC, the CAC or any other regulatory authority is required for the IPO and listing on Nasdaq we may face sanctions by the CSRC, the CAC or other PRC regulatory agencies, or these regulatory agencies may take other actions that could have a material adverse effect on our business as well as the trading price of our securities. In addition, if the CSRC, the CAC or other regulatory PRC agencies later promulgate new rules requiring that we obtain their approvals for the offering, we may be unable to obtain a waiver of such approval requirements, if and when procedures are established to obtain such a waiver. These governmental authorities may delay a potential Business Combination, impose fines and penalties, limit our operations in China, or take other actions that could result in our inability to consummate a Business Combination with a China-based Target, or materially adversely affect our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities or the continued listing on a U.S. exchange. Any changes in PRC law, regulations, or interpretations may severely affect our operations and searching for a target to consummate a Business Combination. The use of the term “operate” and “operations” includes the process of searching for a target business and conducting related activities. To that extent, we may not be able to conduct the process of searching of a potential target company in China.

If we decide to consummate our Business Combination with a China-based Target through its subsidiaries and VIEs, as applicable, we might be subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

In the event we successfully consummated Business Combination with a China-based Target, we will be subject to restrictions on dividend payments following consummation of our Business Combination.

After we consummate our Business Combination, we may rely on dividends and other distributions from our operating company to provide us with cash flow and to meet our other obligations. Current regulations in China would permit our operating company in China to pay dividends to us only out of its accumulated distributable profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, the post-combination entity’s operating company in China will be required to set aside at least 10% (up to an aggregate amount equal to half of its registered capital) of its accumulated profits each year. Such cash reserve may not be distributed as cash dividends. In addition, if the post-combination entity’s operating company in China incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us.

If we make equity compensation grants to persons who are PRC citizens, they may be required to register with the SAFE. We may also face regulatory uncertainties that could restrict our ability to adopt equity compensation plans for our directors and employees and other parties under PRC laws.

On April 6, 2007, SAFE issued the “Operating Procedures for Administration of Domestic Individuals Participating in the Employee Stock Ownership Plan or Stock Option Plan of An Overseas Listed Company, also known as “Circular 78.” It is not clear whether Circular 78 covers all forms of equity compensation plans or only those which provide for the granting of shares options. For any plans which are so covered and are adopted by a non-PRC listed company, such as our company, after April 6, 2007, Circular 78 requires all participants who are PRC citizens to register with and obtain approvals from SAFE prior to their participation in the plan. In addition, Circular 78 also requires PRC citizens to register with SAFE and make the necessary applications and filings if they participated in an overseas listed company’s covered equity compensation plan prior to April 6, 2007. We believe that the registration and approval requirements contemplated in Circular 78 will be burdensome and time consuming.

Upon consummation of Business Combination with a China-based Target, we may adopt an equity incentive plan and make shares option grants under the plan to our officers, directors and employees, whom may be PRC citizens and be required to register with SAFE. If it is determined that any of our equity compensation plans are subject to Circular 78, failure to comply with such provisions may subject us and participants of our equity incentive plan who are PRC citizens to fines and legal sanctions and prevent us from being able to grant equity compensation to our PRC employees. In that case, our ability to compensate our employees and directors through equity compensation would be hindered and our business operations may be adversely affected.

Enhanced scrutiny over acquisition transactions by the PRC tax authorities may have a negative impact on potential acquisitions we may pursue in the future.

The PRC tax authorities have enhanced their scrutiny over the direct or indirect transfer of certain taxable assets, including, in particular, equity interests in a PRC resident enterprise, by a non-resident enterprise by promulgating and implementing SAT Circular 59 and Circular 698, which became effective in January 2008, and a Circular 7 in replacement of some of the existing rules in Circular 698, which became effective in February 2015.

Under Circular 698, where a non-resident enterprise conducts an “indirect transfer” by transferring the equity interests of a PRC “resident enterprise” indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise, being the transferor, may be subject to PRC corporate income tax, if the indirect transfer is considered to be an abusive use of company structure without reasonable commercial purposes. As a result, gains derived from such indirect transfer may be subject to PRC tax at a rate of up to 10%. Circular 698 also provides that, where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income of the transaction.

In February 2015, the SAT issued Circular 7 to replace the rules relating to indirect transfers in Circular 698. Circular 7 has introduced a new tax regime that is significantly different from that under Circular 698. Circular 7 extends its tax jurisdiction to not only indirect transfers set forth under Circular 698 but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, Circular 7 provides clearer criteria than Circular 698 on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. Circular 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owned the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC corporate income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of 10% for the transfer of equity interests in a PRC resident enterprise.

We face uncertainties on the reporting and consequences on future private equity financing transactions, share exchange or other transactions involving the transfer of shares in our company by investors that are non-PRC resident enterprises. The PRC tax authorities may pursue such non-resident enterprises with respect to a filing or the transferees with respect to withholding obligation, and request our PRC subsidiaries to assist in the filing. As a result, we and non-resident enterprises in such transactions may become at risk of being subject to filing obligations or being taxed, under Circular 59 or Circular 698 and Circular 7, and may be required to expend valuable resources to comply with Circular 59, Circular 698 and Circular 7 or to establish that we and our non-resident enterprises should not be taxed under these circulars, which may have a material adverse effect on our financial condition and results of operations.

The PRC tax authorities have the discretion under SAT Circular 59, Circular 698 and Circular 7 to make adjustments to the taxable capital gains based on the difference between the fair value of the taxable assets transferred and the cost of investment. If we are considered a non-resident enterprise under the PRC corporate income tax law and if the PRC tax authorities make adjustments to the taxable income of the transactions under SAT Circular 59 or Circular 698 and Circular 7, our income tax costs associated with such potential acquisitions will be increased, which may have an adverse effect on our financial condition and results of operations.

China’s economic, political and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on our business or Business Combination.

If we effect our Business Combination with a China-based Target, a substantial portion of our operations may be conducted in China, and a significant portion of our net revenues may be derived from customers where the contracting entity is located in China. Accordingly, our business, financial condition, results of operations, prospects and any potential business combination and certain transactions we may undertake may be subject, to a significant extent, to economic, political and legal developments in China. For example, as a result of recent proposed changes in the cybersecurity regulations in China that would require certain Chinese technology firms to undergo a cybersecurity review before being allowed to list on foreign exchanges, this may have the effect of further narrowing the list of potential businesses in China’s consumer, technology and mobility sectors that we intend to focus on for our Business Combination or the ability of the combined entity to list in the United States.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for target services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause our potential customers to delay or cancel their plans to purchase our services and products, which in turn could reduce our net revenues.

Although China’s economy has been transitioning from a planned economy to a more market oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on our business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us. China’s social and political conditions may change and become unstable. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on our business and results of operations.

Governmental control of currency conversion may affect the value of your investment.

If we complete a Business Combination with a China-based Target, the PRC government may impose controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our post-combination entity’s profits, if any. If subsidiaries of our post-combination organization in the PRC incur debt on their own in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments. Under the VIE structure, current PRC regulations permit a VIE to pay dividends to its holding company only out of its accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations.

Furthermore, if we complete a Business Combination with a China-based Target via VIE Agreements and we are unable to receive all of the revenues from our operations through the current VIE Agreements, we may be unable to pay dividends on our common stock. Cash dividends, if any, on our common stock will be paid in U.S. dollars. If we are considered a PRC tax resident enterprise for tax purposes after the Business Combination, any dividends we pay to our overseas shareholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%. In order for us to pay dividends to our shareholders, we will rely on payments made from our post-combination subsidiaries, either directly controlled by us or indirectly controlled by us via VIE Agreements. Under the VIE structure, a holding company will highly rely on the VIE Agreements between it and the VIE to distribute earnings and settle amounts owed under the VIE agreements, while we cannot guarantee the PRC governments will allow such arrangement.

We and our Business Combination may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

We and our Business Combination, if with a China-based Target, may be subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

For instance, various regulatory bodies in China, including CAC, the Ministry of Public Security and the State Administration for Market Regulation, have enforced data privacy and protection laws and regulations with varying and evolving standards and interpretations. In April 2020, the PRC government promulgated Cybersecurity Review Measures, which came into effect on June 1, 2020. Pursuant to the Cybersecurity Review Measures, operators of critical information infrastructure must pass a cybersecurity review when purchasing network products and services which do or may affect national security. On November 14, 2021, the CAC has publicly solicited opinion on the Regulation on Network Data Security Management (Consultation Draft), which stipulates that data processor that undertakes data processing activities using Internet networks within China shall apply for the cybersecurity review if it conducts data processing activities that will or may have an impact on the national security. The review is mandatory if the data processor controls more than 1 million users’ personal information and intends to be listed in a foreign country, or if the data processor that will or may impact the national security seeks to be listed in Hong Kong. As of the date of this proxy statement, the Draft Regulation on Network Data Security Management has not been formally adopted. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

Certain internet platforms in China have been reportedly subject to heightened regulatory scrutiny in relation to cybersecurity matters. As of the date of this proxy statement, we have not been informed by any PRC governmental authority of any requirement that we file for a cybersecurity review. As a result, it will not affect our process of searching for a business combination target until further certainty in the interpretation and enforcement of relevant PRC cybersecurity laws and regulations. However, if we or the post-combination entity following a Business Combination are deemed to be a critical information infrastructure operator or a company that is engaged in data processing and holds personal information of more than one million users, we could be subject to PRC cybersecurity review.

As there remains significant uncertainty in the interpretation and enforcement of relevant PRC cybersecurity laws and regulations, we or the post-combination entity could be subject to cybersecurity review, and if so, it is uncertain whether we can or how long it will take us to obtain such approval or complete such procedures and any such approval could be rescinded and we may not be able to pass such review in relation to our listing on Nasdaq, searching for a Business Combination target, or a Business Combination. In addition, we could become subject to enhanced cybersecurity review or investigations launched by PRC regulators in the future. Any failure or delay in the completion of the cybersecurity review procedures or any other non-compliance with the related laws and regulations may result in fines or other penalties, including suspension of business, website closure, and revocation of prerequisite licenses, as well as reputational damage or legal proceedings or actions, which may have material adverse effect on our business, financial condition or results of operations.

On June 10, 2021, the Standing Committee of the PRC National People’s Congress, or SCNPC, promulgated the PRC Data Security Law, which took effect in September 2021. The PRC Data Security Law imposes data security and privacy obligations on entities and individuals carrying out data activities, and introduces a data classification and hierarchical protection system based on the importance of data in economic and social development, and the degree of harm it will cause to national security, public interests, or legitimate rights and interests of individuals or organizations when such data is tampered with, destroyed, leaked, illegally acquired or used. The PRC Data Security Law also provides for a national security review procedure for data activities that may affect national security and imposes export restrictions on certain data and information. On August 20, 2021, the SCNPC adopted the Personal Information Protection Law, which came into force as of November 1, 2021. The Personal Information Protection Law includes the basic rules for personal information processing, the rules for cross-border provision of personal information, the rights of individuals in personal information processing activities, the obligations of personal information processors, and the legal responsibilities for illegal collection, processing, and use of personal information.

These rules could result in us not being able to acquire a potential target in the PRC, or our using time and working capital to pursue a transaction that cannot be completed because of the actions of regulators. As uncertainties remain regarding the interpretation and implementation of these laws and regulations, we cannot assure you that we or the combined company following a Business Combination will comply with such regulations in all respects and we or the combined company following a Business Combination may be ordered to rectify or terminate any actions that are deemed illegal by regulatory authorities. We or the combined company following a Business Combination may also become subject to fines and/or other sanctions which may have material adverse effect on our business, operations and financial condition.

If we become directly subject to the recent scrutiny, criticism and negative publicity involving U.S.-listed Chinese companies, we may have to expend significant resources to investigate and resolve the matter which could harm our business operations, process of searching for a target to consummate a Business Combination and our reputation and could result in a loss of your investment in our securities, especially if such matter cannot be addressed and resolved favorably.

Recently, U.S. public companies that have substantially all of their operations in China, have been subject to intense scrutiny, criticism and negative publicity by investors, financial commentators and regulatory agencies, such as the SEC. Much of the scrutiny, criticism and negative publicity has centered around financial and accounting irregularities, a lack of effective internal controls over financial accounting, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result of the scrutiny, criticism and negative publicity, the publicly traded stock of many U.S. listed Chinese companies has sharply decreased in value and, in some cases, has become virtually worthless. Many of these companies are now subject to shareholder lawsuits and SEC enforcement actions and are conducting internal and external investigations into the allegations. It is not clear what effect this sector-wide scrutiny, criticism and negative publicity will have on us if we target a PRC company with respect to the Business Combination. If we become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, we will have to expend significant resources to investigate such allegations and/or defend the company. This situation may be a major distraction to our management. If such allegations are not proven to be groundless, we will be severely hampered and your investment in our securities could be rendered worthless.

The approval of the CSRC is not required in connection with our listing on Nasdaq, and, if required, we cannot predict whether we will be able to obtain such approval.

The Regulations on Mergers and Acquisitions of Domestic Companies by Foreign Investors, or the M&A Rules, adopted by six PRC regulatory agencies requires an overseas special purpose vehicle formed for listing purposes through acquisitions of PRC domestic companies and controlled by PRC companies or individuals to obtain the approval of the CSRC, prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange.

We believe the CSRC’s approval is not required for the listing and trading of our securities on Nasdaq in the context of the IPO, given that we are a Cayman Islands exempted company incorporated as a blank check company for the purpose of effecting our Business Combination or our business combination.

However, we cannot assure you that relevant PRC government agencies, including the CSRC, would reach the same conclusion as we do. If it is determined that CSRC approval is required for our listing on Nasdaq, we may face sanctions by the CSRC or other PRC regulatory agencies for failure to seek CSRC approval for our listing on Nasdaq. These sanctions may include fines and penalties on our operations in the PRC, limitations on our operating privileges in the PRC, delays in or restrictions on the repatriation of the proceeds from the IPO into the PRC, restrictions on or prohibition of the payments or remittance of dividends by our PRC subsidiary, or other actions that could have a material and adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities. Furthermore, the CSRC or other PRC regulatory agencies may also take actions requiring us, or making it advisable for us, to halt our listing on Nasdaq. Consequently, if you engage in market trading or other activities in anticipation of and prior to the settlement and delivery of the securities we are offering, you would be doing so at the risk that the settlement and delivery may not occur.

Trading in our securities may be prohibited under the Holding Foreign Companies Accountable Act if the PCAOB determines that it cannot inspect or fully investigate our auditor. In that case, Nasdaq would delist our securities. The delisting of our securities, or the threat of their being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections may deprive our investors with the benefits of such inspections.

On December 15, 2022, the PCAOB determined that it has secured complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its December 2021 determinations to the contrary. To ensure ongoing access for inspections and investigations, the PCAOB will determine annually whether it can inspect and investigate completely audit firms in mainland China and Hong Kong. Notwithstanding, the PCAOB has also identified numerous deficiencies at audit firms in mainland China and Hong Kong, as has been the case in other jurisdictions in the first year of PCAOB inspection. The PCAOB intends to release inspection reports in the first half of next year detailing findings from their inspections of these audit firms.

The auditor and its audit work in the PRC may not be inspected fully by the PCAOB. Inspections of other auditors conducted by the PCAOB outside China have at times identified deficiencies in those auditors’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. The lack of PCAOB inspections of audit work undertaken in China prevents the PCAOB from regularly evaluating the PRC auditor’s audits and its quality control procedures.

Further, future developments in U.S. laws may restrict our ability or willingness to complete certain business combinations with companies. For instance, the recently enacted Holding Foreign Companies Accountable Act (the “HFCA Act”) would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCA Act also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. Furthermore, the documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare.

Furthermore, on June 22, 2021, the AHFCAA, which, if signed into law, would amend the HFCA Act and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years. On December 29, 2022, the President signed the Consolidated Appropriations Act, 2023, which, among other things, amended the HFCAA to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the Commission must impose an initial trading prohibition on the issuer’s securities from three years to two years. Therefore, once an issuer is identified as a Commission-Identified Issuer for two consecutive years, the Commission is required under the HCFAA to prohibit the trading of the issuer’s securities on a national securities exchange and in the over-the-counter market.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the Holding Foreign Companies Accountable Act. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCA Act, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

Pursuant to the HFCA Act, the PCAOB issued a Determination Report on December 16, 2021 which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in (1) mainland China of the PRC because of a position taken by one or more authorities in mainland China and (2) Hong Kong, a Special Administrative Region and dependency of the PRC, because of a position taken by one or more authorities in Hong Kong. In addition, the PCAOB’s report identified the specific registered public accounting firms which are subject to these determinations. Our auditor, MaloneBailey, LLP, is a United States accounting firm based in Houston, Texas and is subject to regular inspection by the PCAOB. MaloneBailey, LLP is not headquartered in mainland China or Hong Kong and was not identified in the Determination Report as a firm subject to the PCAOB’s determinations. As a special purpose acquisition company, our current business activities only involve searching for targets and consummation of a Business Combination. MaloneBailey, LLP has access to our books and records which are currently and will be maintained by our bookkeeper residing in U.S.

Notwithstanding the foregoing, in the event that we decide to consummate our Business Combination with a China-based Target, if there is any regulatory change which prohibits the independent accountants from providing audit documentations located in mainland China or Hong Kong to the PCAOB for inspection or investigation or the PCAOB expands the scope of the Determination Report so that the target company or the combined company is subject to the HFCA Act, as the same may be amended, you may be deprived of the benefits of such inspection which could result in limitation or restriction to our access to the U.S capital markets and trading of our securities on a national securities exchange or in the over-the-counter trading market in the U.S. may be prohibited, under the HFCA Act. If our securities are delisted and prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S. due to the PCAOB not being able to conduct inspections or full investigations of our auditor, it would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

The SEC has adopted final rules to implement the HFCA Act and may propose additional rules or guidance that could impact us if our auditor is not subject to PCAOB inspection. For example, on August 6, 2020, the President’s Working Group on Financial Markets, or the PWG, issued the Report on Protecting United States Investors from Significant Risks from Chinese Companies to the then President of the United States. This report recommended the SEC implement five recommendations to address companies from jurisdictions that do not provide the PCAOB with sufficient access to fulfill its statutory mandate. Some of the concepts of these recommendations were implemented with the enactment of the HFCA Act. However, some of the recommendations were more stringent than the HFCA Act. For example, if a company was not subject to PCAOB inspection, the report recommended that the transition period before a company would be delisted would end on January 1, 2022.

The SEC’s final rules to implement the HFCA Act require the SEC to identify registrants having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction that the PCAOB is unable to inspect or investigate and require such issuers to submit documentation that, if true, it is not owned or controlled by a governmental entity in the public accounting firm’s foreign jurisdiction. The amendments also require foreign issuers to provide certain additional disclosures in its annual report for itself and any of its consolidated foreign operating entities and provides notice regarding the procedures the SEC has established to identify issuers and to impose trading prohibitions on the securities of such issuers as required by the HFCA Act. The SEC has also announced amendments to various annual report forms to accommodate the certification and disclosure requirements of the HFCA Act. There could be additional regulatory or legislative requirements or guidance that could impact us if our auditor is not subject to PCAOB inspection. The implications of these possible regulations in addition to the requirements of the HFCA Act are uncertain, and such uncertainty could cause the market price of our securities to be materially and adversely affected. If, for whatever reason, the PCAOB is unable to conduct inspections or full investigations of our auditor, the Company could be delisted or prohibited from being traded over the counter earlier than would be required by the HFCA Act. If our securities are unable to be listed on another securities exchange by then, such delisting and prohibition would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

Inspections of audit firms that the PCAOB has conducted have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. If the PCAOB were unable to conduct inspections or full investigations of the Company’s auditor, investors in our securities would be deprived of the benefits of such PCAOB inspections. In addition, the inability of the PCAOB to conduct inspections or full investigations of auditors would may make it more difficult to evaluate the effectiveness of the Company’s independent registered public accounting firm’s audit procedures or quality control procedures as compared to auditors that are subject to the PCAOB inspections, which could cause investors and potential investors in our stock to lose confidence in the audit procedures of our auditor and reported financial information and the quality of our financial statements.

Additionally, other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

The Chinese government may exert substantial interventions and influences on our combined company’s operations at any time. Any new policies, regulations, rules, actions or laws by the PRC government may subject our combined company to material changes in operations, may cause the value of our securities significantly decline or be worthless, and may completely hinder our ability to offer or continue securities to investors.

Though we currently do not have any RPC subsidiary or China operation and a majority of our management are located outside China, we may pursue a Business Combination with a company doing business in China (excluding any target company whose financial statements are audited by an accounting firm that PCAOB is unable to inspect for two consecutive years beginning in 2021 and any target company that consolidates financial results of PRC operating entities through a VIE structure in the PRC instead of direct holdings). Notwithstanding the foregoing, the Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our combined company’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to securities, taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, our combined company’s business segments may be subject to various government and regulatory interference in the provinces in which they operate at any time. The combined company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. Our combined company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. If the PRC government initiates an investigation into us at any time alleging us violation of cybersecurity laws, anti-monopoly laws, and securities offering rules in China in connection future business combination, we may have to spend additional resources and incur additional time delays to comply with the applicable rules, and our business operations will be affected materially and any such action could cause the value of our securities to significantly decline or be worthless.

As the date of this proxy statement, there are no PRC laws and regulations (including the China Securities Regulatory Commission, or the CSRC, Cyberspace Administration of China, or the CAC, or any other government entity) in force explicitly requiring that we obtain permission from PRC authorities for Business Combination with an entity headquartered in China or with its principal business operation in China, or to issue securities to foreign investors, and we have not received any inquiry, notice, warning, sanction or any regulatory objection from any relevant PRC authorities. However, it is uncertain when and whether our combined company will be required to obtain permission from the PRC government to list on U.S. stock exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Any new policies, regulations, rules, actions or laws by the PRC government may subject us or our combined company to material changes in operations, may cause the value of our securities significantly decline or be worthless, and may completely hinder our ability to offer or continue securities to investors.

Other PRC governmental authorities may take the view now or in the future that an approval from them is required for an overseas offering by a company affiliated with Chinese businesses or persons or a Business Combination with a target business based in and primarily operating in China.

The M&A Rules, adopted by six PRC regulatory agencies in 2006, and amended in 2009, require an offshore special purpose vehicle formed for the purpose of an overseas listing of securities in a PRC company to obtain the approval of the China Securities Regulatory Commission (the “CSRC”) prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. The scope of the M&A Rules covers two types of transactions: (a) equity deals where the acquisition by a foreign investor, i.e., the offshore special purpose vehicle, of equity in a “PRC domestic company,” and (b) asset deals where the acquisition by an offshore special purpose vehicle of the assets of a “PRC domestic company.” Neither the equity deals or the asset deals will be involved in our Business Combination process with a China-based target for the reason that the offshore special purpose vehicle of such China-based target directly holds shares through the wholly foreign owned enterprise(s) or WFOE, which are established by means of direct investment rather than by equity deals or asset deals under the M&A Rules. To date, the CSRC has not issued any definitive rules or interpretations concerning whether offerings such as the indirect listing of a China-based entity as part of the business combination are subject to the CSRC approval procedures under the M&A Rules. As a result, based on our management’s understanding of the current PRC laws, rules, regulations and the local market practices, the CSRC’s approval under the M&A Rules will not be required in the context of our Business Combination with a China-based target. However, substantial uncertainty remains regarding the scope and applicability of the M&A Rules to offshore special purpose vehicles and the above analysis are subject to any new laws, rules and regulations or detailed implementation and interpretations in any form relating to the M&A Rules. We cannot assure you that relevant PRC governmental agencies, including the CSRC, would reach the same conclusion as we do. It is possible that we may need to obtain approvals or permissions from CSRC in order for us to complete a Business Combination with a China-based target pursuant to the M&A Rules. If we are required to obtain such approvals, we cannot assure we will be able to receive them in a timely manner, or at all.

Moreover, except for emphasizing the need to strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings by Chinese companies, the Opinions, which was made available to the public on July 6, 2021, also provides that the State Council will revise provisions regarding the overseas issuance and listing of shares by companies limited by shares and will clarify the duties of domestic regulatory authorities.

On February 17, 2023, the CSRC issued the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (the “Trial Administrative Measures”) and relevant supporting guidelines (collectively, the “New Administrative Rules Regarding Overseas Listings”), which came into effect since March 31, 2023. According to the New Administrative Rules Regarding Overseas Listings, among other things, a domestic company in the PRC that seeks to offer and list securities in overseas markets shall fulfill the filing procedure with the CSRC as per requirement of the Trial Administrative Measures. On February 24, 2023, the CSRC promulgated the Provisions on Strengthening Confidentiality and Archives Administration of Overseas Securities Offering and Listing by Domestic Companies (the “Confidentiality and Archives Administration Provisions”), which also became effective on March 31, 2023. The Confidentiality and Archives Administration Provisions set out rules, requirements and procedures relating to provision of documents, materials and accounting archives for securities companies, securities service providers, overseas regulators and other entities and individuals in connection with overseas offering and listing, including without limitation to, domestic companies that carry out overseas offering and listing (either in direct or indirect means) and the securities companies and securities service providers (either incorporated domestically or overseas) that undertake relevant businesses shall not leak any state secret and working secret of government agencies, or harm national security and public interest, and a domestic company shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level, if it plans to, either directly or through its overseas listed entity, publicly disclose or provide any documents and materials that contain state secrets or working secrets of government agencies. Since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties, we cannot assure that we will be able to complete the relevant filings in a timely manner or fulfil all the regulatory requirements thereunder if we acquire a China-based Target, and it is highly uncertain how new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments or list on an U.S. exchange or other foreign exchange.

On December 27, 2021, the NDRC and the MOFCOM promulgated Special Administrative Measures (Negative List) for the Access of Foreign Investment (2021 Version), effective as of January 1, 2022 (the “Negative List”). Compared to the previous version, there are no specific industries added to the list but it for the first time declares China’s jurisdiction over (and detailed regulatory requirements on) overseas listings made by Chinese businesses in the so-called “Prohibited Industries.” According to Article 6 of the Negative List, domestic enterprises engaging in businesses in which foreign investment is prohibited shall obtain approval from the relevant authorities before offering and listing their shares on an overseas stock exchange. In addition, certain foreign investors shall not be involved in the operation or management of the relevant enterprise, and shareholding percentage restrictions under relevant domestic securities investment management regulations shall apply to such foreign investors. The intended scope of such jurisdiction was further clarified by NDRC officials on a press conference held on January 18, 2022.

In the event that we were to determine to engage in a Business Combination with a China-based or operating business we would be subject to restrictions on the use of our cash obtained from our Business Combination with a China-based or operating business as describe under “PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business”. However, as discussed elsewhere in this proxy statement, we do not believe we are currently subject to PRC law or regulation, including those PRC laws and regulation which affect our cash flow, including our ability to effect the redemption rights of our shareholders in connection with a Business Combination. We note that the funds held in trust to effect any such redemption are held outside of China and, in any event, we are not aware of any PRC law or regulation that would prevent us from making redemption payments to our shareholders.

Our company is a blank check company incorporated under the Cayman Islands laws. We currently do not hold any equity interest in any PRC company or operate any business in China. Therefore, we are not required to obtain any permission from any PRC governmental authorities to operate our business as currently conducted. If we decide to consummate our Business Combination with a target business based in and primarily operating in China, the combined company’s business operations in China through its subsidiaries, as applicable, are subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

Uncertainties in the interpretation and enforcement of PRC laws and regulations and changes in policies, rules, and regulations in China, which may be quick with little advance notice, could limit the legal protection available to you and us.

The PRC legal system is based on written statutes. Unlike common law systems, it is a system in which legal cases have limited value as precedents. In the late 1970s, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The legislation over the past three decades has significantly increased the protection afforded to various forms of foreign or private-sector investment in China. Any future PRC subsidiary and or affiliated VIEs is subject to various PRC laws and regulations generally applicable to companies in China. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, however, the interpretations of many laws, regulations, and rules are not always uniform and enforcement of these laws, regulations, and rules involve uncertainties.

From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, however, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy in the PRC legal system than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies, internal rules, and regulations that may have retroactive effect and may change quickly with little advance notice. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainties over the scope and effect of our contractual, property (including intellectual property), and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our ability to continue our operations.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments, or bringing actions in China against us or our management based on foreign laws. It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China.

The recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. China does not have any treaties or other forms of written arrangement with the U.S. that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the PRC Civil Procedures Law, the PRC courts will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC laws or national sovereignty, security, or public interest. As a result, it is uncertain whether and on what basis a PRC court would enforce a judgment rendered by a court in the U.S.

It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China. For example, in China, there are significant legal and other obstacles to obtaining information needed for shareholder investigations or litigation outside China or otherwise with respect to foreign entities. Although the authorities in China may establish a regulatory cooperation mechanism with its counterparts of another country or region to monitor and oversee cross-border securities activities, such regulatory cooperation with the securities regulatory authorities in the U.S. may not be efficient in the absence of a practical cooperation mechanism. Furthermore, according to the Article 177 which became effective in March 2020, no overseas securities regulator is allowed to directly conduct investigations or evidence collection activities within the territory of the PRC. Article 177 further provides that Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to foreign agencies without prior consent from the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. While detailed interpretation of or implementing rules under Article 177 have yet to be promulgated, the inability for an overseas securities regulator to directly conduct investigation or evidence collection activities within China may further increase difficulties faced by you in protecting your interests.

PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business.

Following a Business Combination with one or more PRC based entities, any transfer of funds by us to any PRC subsidiaries, either as a shareholder loan or as an increase in registered capital, is subject to approval by or registration or filing with relevant governmental authorities in China. According to the relevant PRC regulations on foreign-invested enterprises in China, capital contributions to PRC subsidiaries are subject to the approval of or filing with the Ministry of Commerce in its local branches and registration with a local bank authorized by SAFE. In addition, (i) any foreign loan procured by PRC subsidiaries is required to be registered with SAFE or its local branches or filed with SAFE in its information system; and (ii) PRC subsidiaries may not procure loans which exceed the difference between their total investment amount and registered capital or, as an alternative, only procure loans subject to the calculation approach and limitation as provided in the People’s Bank of China Notice No. 9 (“PBOC Notice No. 9”). Any medium- or long-term loan to be provided by us or our affiliated entities, if any, to our PRC subsidiary must be registered with the National Development and Reform Commission and SAFE or its local branches. We may not be able to obtain these government approvals or complete such registrations on a timely basis, if at all, with respect to future capital contributions or foreign loans by us to our PRC subsidiaries. If we fail to receive such approvals or complete such registration or filing, our ability to capitalize on PRC operations may be negatively affected, which could adversely affect our liquidity and ability to fund and expand our businesses.

The Circular on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-Invested Enterprises, or SAFE Circular 19, effective as of June 1, 2015, as amended by Circular of the State Administration of Foreign Exchange on Reforming and Regulating Policies on the Control over Foreign Exchange Settlement under the Capital Account, or SAFE Circular 16, effective on June 9, 2016, allows certain entities to settle their foreign exchange capital at their discretion, but continues to prohibit them from using the Renminbi fund converted from their foreign exchange capitals for expenditure beyond their business scopes, and also prohibit such PRC based entities from using such Renminbi fund to provide loans to persons other than affiliates unless otherwise permitted under its business scope. As a result, SAFE Circular 19 and SAFE Circular 16 may significantly limit our future ability to use Renminbi converted from the net proceeds from our offshore financing activities to fund the establishment of new entities in China by us or their subsidiaries, to invest in or acquire any other PRC companies through any future PRC subsidiaries in China, which may adversely affect our business, financial condition and results of operations.

China’s economic, political, and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on our business or Business Combination.

If we effect our Business Combination with a China-based Target, a substantial portion of our operations may be conducted in China, and a significant portion of our net revenues may be derived from customers where the contracting entity is located in China. Accordingly, our business, financial condition, results of operations, prospects and any potential Business Combination and certain transactions we may undertake may be subject, to a significant extent, to economic, political and legal developments in China. For example, as a result of recent proposed changes in the cybersecurity regulations in China that would require certain Chinese technology firms to undergo a cybersecurity review before being allowed to list on foreign exchanges, this may have the effect of further narrowing the list of potential businesses in China’s consumer, technology and mobility sectors that we intend to focus on for our Business Combination or the ability of the combined entity to list in the United States.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for target services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause our potential customers to delay or cancel their plans to purchase our services and products, which in turn could reduce our net revenues.

Although China’s economy has been transitioning from a planned economy to a more market oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on our business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us. China’s social and political conditions may change and become unstable. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on our business and results of operations.

Uncertainties with respect to the PRC legal system could adversely affect us.

If we consummate a Business Combination with a China-based Target, it will be governed by PRC laws and regulations. PRC companies and VIEs are generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws and regulations applicable to wholly foreign-owned enterprises. The PRC legal system is based on statutes. Prior court decisions may be cited for reference but have limited precedential value.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent us from using the proceeds of the IPO to make loans or additional capital contributions to our PRC subsidiaries, which could materially and adversely affect our liquidity and our ability to fund and expand our business.

Any loans to PRC subsidiaries are subject to PRC regulations. For example, loans by us to subsidiaries in China, which are foreign invested entities (“FIEs”), to finance their activities cannot exceed statutory limits and must be registered with SAFE. On March 30, 2015, SAFE promulgated Hui Fa [2015] No.19, a notice regulating the conversion by a foreign-invested company of foreign currency into RMB. The foreign exchange capital, for which the monetary contribution has been confirmed by the foreign exchange authorities (or for which the monetary contribution has been registered for account entry) in the capital account of a foreign-invested enterprise may be settled at a bank as required by the enterprise’s actual management needs. Foreign-invested enterprises with investment as their main business (including foreign-oriented companies, foreign-invested venture capital enterprises and foreign-invested equity investment enterprises) are allowed to, under the premise of authenticity and compliance of their domestic investment projects, carry out based on their actual investment scales direct settlement of foreign exchange capital or transfer the RMB funds in the foreign exchange settlement account for pending payment to the invested enterprises’ accounts.

On May 10, 2013, SAFE released Circular 21, which came into effect on May 13, 2013. According to Circular 21, SAFE has simplified the foreign exchange administration procedures with respect to the registration, account openings and conversions, settlements of FDI-related foreign exchange, as well as fund remittances.

Circular 21 may significantly limit our ability to convert, transfer and use the net proceeds from the IPO and any offering of additional equity securities in China, which may adversely affect our liquidity and our ability to fund and expand our business in the PRC.

We may also decide to finance the subsidiaries of our post-combination entity by means of capital contributions. These capital contributions must be approved by MOFCOM or its local counterpart, which usually takes no more than 30 working days to complete. We may not be able to obtain these government approvals on a timely basis, if at all, with respect to future capital contributions by us to the VIE’s subsidiaries. If we fail to receive such approvals, we will not be able to capitalize our PRC operations, which could adversely affect our liquidity and our ability to fund and expand our business.

Vote Required for Approval

The approval of the Target Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Annual General Meeting. Failure to vote by proxy or to vote oneself at the Annual General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Target Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Annual General Meeting in relation to the Target Amendment Proposal is set forth as the first resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EMBRACE CHANGE SHAREHOLDERS VOTE “FOR”

THE TARGET AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE DIRECTOR PROPOSAL

Nominees for Director

Our board of directors has five members, three of whom are deemed “independent” under SEC and Nasdaq rules. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Hang Zhou, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Jiangping (Gary) Xiao and Mo Zhou, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Jingyu Wang and Zheng Yuan, will expire at our third annual meeting of shareholders.

At the Annual General Meeting, Hang Zhou is up for re-election, with such director to serve until the 2026 Annual Meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

If for some unforeseen reason the nominee is not available as a candidate for director, the proxies may be voted for such other candidate as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Jingyu Wang	33	Chief Executive Officer and Director
Zheng Yuan	51	Chief Financial Officer and Director
Jiangping (Gary) Xiao	44	Independent Director
Mo Zhou	34	Independent Director
Hang Zhou	51	Independent Director

The following is a summary of the biographical information of our director-nominee:

Hang Zhou has been our independent director since May 2022. Since June 2016, he has been the vice president for product/channel management of ARRIS Group which was acquired by CommScope Inc. in 2019. From 2013 to June 2016, Hang Zhou was the vice president and general manager in Greater China region of ARRIS Group. From 2009 to 2013, Mr. Zhou was the general manager and senior director of product management at Hangzhou Motorola Technology Ltd., which was a subsidiary of Motorola Inc.’s home division. From 2001 to 2009, Hang Zhou worked at Motorola Inc.’s home division. Hang Zhou received his MBA degree from Temple University in 1998, and his bachelor of arts in international relations from Foreign Affairs College in China in 1994. We believe that Mr. Zhou is qualified to serve as an independent director due to his rich experience in developing new businesses and products in domestic and international markets.

Other directors:

Jingyu Wang has been our Chief Executive Officer and director since December 2022. Mr. Wang served as an advisor to the Company in connection with its initial public offering and public disclosures from September 2021 until his appointment as Chief Executive Officer. From June 2015 to September 2021, Mr. Wang served as the secretary of the board for 36Kr Holdings Inc., a company listed on Nasdaq (Nasdaq: KRKR), for which he coordinated the Company’s public disclosures. Mr. Wang received his bachelor’s degree in laws from China University of Political Science and Law in 2012. We believe Mr. Wang is qualified to serve on our board of directors because of his extensive capital markets experience, as well as his contacts and relationships.

Zheng Yuan has been our Chief Financial Officer and a director since March 2021. From June 2017 until August 2021, Ms. Yuan was the Acting as CFO and Administrative Director of Ningbo Super fan Culture Media

Co., Ltd., a joint stock limited company. From October 2010 until March 2016, she was the Vice President of International Banking for Bank of Beijing Co., Ltd. She received master’s and bachelor’s degrees from Tianjin University of Finance and Economics. We believe that Ms. Zheng Yuan’s extensive and long-term multinational financial management experience will help us to better identify the financial risks of potential investment targets and to find outstanding companies to acquire.

Jiangping (Gary) Xiao has been our independent director since May 2022. He has been the CFO at Big Red Rooster Flow, LLC since June 2021. From July 2019 until April 2021, he served as Vice President of Finance & Accounting for Hilco IP Merchant Bank. From March 2017 until March 2019, he served as Chief Financial Officer for Professional Diversity Network, Inc. (Nasdaq: IPDN). From June 2013 until April 2016, he served as the Chief Financial Officer and Controller of Petstages Inc. Mr. Xiao has also been an independent director for several public companies. From July 2019 to November 2021, Mr. Xiao served as an independent board director of Takung Art Co. Ltd. (NYSE: TKAT). From December 2020 to July 2021, Mr. Xiao served as an independent director and the chairman of the nominating and corporate governance committee of Wunong Net Technology Co. Ltd. (Nasdaq: WNW). He received a master’s degree in business administration from the Ross School of Business at the University of Michigan and a bachelor’s degree in accounting from Tsinghua University. We believe that Mr. Xiao is qualified to serve as an independent director due to his broad range of experience, including accounting, auditing, financial planning and analysis, merger and acquisitions, SEC reporting, SOX compliance, HR and IT management.

Mo Zhou has served as our independent director since December 2022. Mr. Zhou has been serving as the Chief Operating Officer of Destone Acquisition Corp. and the Chief Risk Officer of Destone Holdings LLC since June 2021. Mr. Zhou was a lawyer at Davis Polk & Wardwell LLP from October 2014 to May 2021. Mr. Zhou received his bachelor’s degree in commerce from Queen’s University in 2010 and his Juris Doctor degree from Harvard Law School in 2014. We believe that Mr. Zhou is qualified to serve as an independent director because of his rich legal and SPAC experiences.

Term of Office

If elected, the director-nominee will serve for a three-year term until the 2026 Annual Meeting of Shareholders and until his respective successor has been elected and has qualified, or until his earlier resignation, removal or death.

Required Vote

Approval of the Director Proposal requires a plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by shareholders, entitled to vote at the meeting, will be elected. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Director Proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will not count as a vote cast at the Annual General Meeting and will have no effect on the outcome of the vote on any proposal presented at the Annual General Meeting.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT EMBRACE CHANGE SHAREHOLDERS VOTE “FOR”

THE DIRECTOR PROPOSAL.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND

CERTAIN CONTROL PERSONS

Prior to our IPO, we issued an aggregate of 1,437,500 ordinary shares to certain of our initial shareholders. We subsequently declared a share dividend of 0.50 shares for each outstanding share, resulting in 2,156,250 founder shares being outstanding. On July 1, 2022, the sponsor surrendered an aggregate of 287,500 founder shares for no consideration, resulting in 1,868,750 shares being outstanding. On August 12, 2022, as a result of the partial exercise of the Representative’s Over-Allotment Option, an aggregate of 20,536 founder shares were further forfeited to the Company, which surrender was effective retroactively and resulting in 1,848,214 shares being outstanding and held by Sponsor. As of December 31, 2022, there were 1,848,214 founder shares issued and outstanding. The aggregate purchase price for the founder shares was $25,000, or approximately $0.014 per share.

Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell their founder shares until six months after the date of the consummation of our Business Combination or earlier if, subsequent to our Business Combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Simultaneous with the consummation of the IPO on August 12, 2022, we consummated the private placement (“Private Placement”) with the sponsor of 373,750 units (the “Private Units”), generating total proceeds of $3,737,500. The Private Units are identical to the Units sold in the IPO except that the holder has agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s Business Combination. In addition, the warrants included in the Private Units are not redeemable if held by them or a permitted transferee. The sponsor was granted certain demand and piggy-back registration rights in connection with the purchase of the Private Units. Our sponsor has agreed not to transfer, assign or sell any of the private units and underlying ordinary shares, warrants or rights until after the completion of our Business Combination.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our Business Combination (regardless of the type of transaction that it is). Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will be responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

In order to finance transaction costs in connection with an intended Business Combination, our initial shareholders, officers and directors and their affiliates may, but are not obligated to, loan us funds as may be required. Such loans would be evidenced by promissory notes. In the event that we are unable to consummate a Business Combination, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. If we consummate a Business Combination, the notes would either be paid upon consummation of our Business Combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our Business Combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 50,000 units if the full amount of notes are issued and converted).

After our Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Commencing on August 9, 2022, we have agreed to pay ARC Group Limited, our sponsor’s financial advisor, a total of $10,000 per month for utilities and secretarial and administrative support. As of December 31, 2022, the Company has paid $40,000 for the service provided by ARC Group Ltd. under this agreement.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing a Business Combination with a company that is affiliated with our initial shareholders, officers or directors. In the event we seek to complete our Business Combination with a target that is affiliated with our initial shareholders, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our Business Combination is fair to our company (or shareholders) from a financial point of view.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

DIRECTOR INDEPENDENCE

Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Jiangping (Gary) Xiao, Mo Zhou and Hang Zhou are our independent directors. Our independent directors will have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Audit Committee

We have established an audit committee of the board of directors. Jiangping (Gary) Xiao, Mo Zhou and Hang Zhou serve as members of our audit committee. Jiangping (Gary) Xiao chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Jiangping (Gary) Xiao, Mo Zhou and Hang Zhou are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Jiangping (Gary) Xiao qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

•

the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our Compensation Committee are Jiangping (Gary) Xiao, Mo Zhou and Hang Zhou. Hang Zhou chairs the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•	reviewing and approving the compensation of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We have established a nominating committee of the board of directors, which consist of Jiangping (Gary) Xiao, Mo Zhou and Hang Zhou, each of whom is an independent director under Nasdaq’s listing standards. Hang Zhou chairs the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•

should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement related to our IPO. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Embrace Change Acquisition Corp., 5186 Carroll Canyon Rd, San Diego, CA 92121, Attn: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement related to our IPO. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us and no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before [*]. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than [*]. If a shareholder who wishes to present a proposal fails to notify us by [*], the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Annual General Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, and 3, in the notice. However, the enclosed proxy statement gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, Embrace Change Acquisition Corp., 5186 Carroll Canyon Rd, San Diego, CA 92121, we will provide without charge to each person requesting a copy of our 2022 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

PROPOSAL NO. 3: THE AUDITOR PROPOSAL

Our Audit Committee has appointed the independent registered public accounting firm of MaloneBailey, LLP to audit and comment on our financial statements for the year ending December 31, 2023, and to conduct whatever audit functions are deemed necessary. MaloneBailey, LLP audited our financial statements for the year ended December 31, 2022 that were included in our most recent Annual Report on Form 10-K.

A representative of MaloneBailey, LLP will not be present at the Annual General Meeting.

Vote Required for Approval

The approval of the Auditor Proposal requires an ordinary resolution under the Articles of Association, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Annual General Meeting. Failure to vote by proxy or to vote oneself at the Annual General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Target Amendment Proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Auditor Proposal.

AUDIT MATTERS

Principal Accountant Fees and Services

The firm of MaloneBailey, LLP, or MaloneBailey, acts as our independent registered public accounting firm. The following is a summary of fees paid to MaloneBailey for services rendered.

Audit Fees. During the period from March 3, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were $52,500 for the services MaloneBailey performed in connection with our IPO. For the year ended December 31, 2022, fees for our independent registered public accounting firm were $98,000 for the services MaloneBailey performed in connection with our IPO and the audit of our December 31, 2022 financial statements included in our Annual Report on Form 10-K.

Audit-Related Fees. During the period from March 3, 2021 (inception) through December 31, 2021 and the year ended December 31, 2022, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees. During the period from March 3, 2021 (inception) through December 31, 2021 and the year ended December 31, 2022, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees. During the period from March 3, 2021 (inception) through December 31, 2021 and the year ended December 31, 2022, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Embrace Change shareholders, the Board may not be able to adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Target Amendment Proposal, the Director Proposal and the Auditor Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Annual General Meeting. Failure to vote by proxy or to vote oneself at the Annual General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Annual General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Annual General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EMBRACE CHANGE SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF EMBRACE CHANGE AND CERTAIN INFORMATION ABOUT EMBRACE CHANGE

Embrace Change is a blank check company incorporated on March 3, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On August 12, 2022, the Company consummated the IPO of 7,392,855 units, at $10.00 per unit, generating gross proceeds of $73,928,550. Each unit consisted of one Ordinary Share, one warrant, each whole warrant exercisable to purchase one Ordinary Share at a share price of $11.50 per share, and one right, each right entitling the holder to receive one-eighth (1/8) of one Ordinary Share upon consummation of our Business Combination. Simultaneously with the consummation of the IPO, Embrace Change consummated the private sale of 373,750 Private Units at a price of $10.00 per unit, for an aggregate purchase price of $3,737,500. Each Private Unit is identical to the public units sold in IPO. A total of $75,776,764 from the net proceeds of the sale of the units in the IPO and the sale of the Private Units was placed in a Trust Account. Also simultaneously with the closing of the IPO, pursuant to the Underwriting Agreement, the Company issued an aggregate of 73,929 Ordinary Shares to the representative of the underwriters.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Embrace Change’s Ordinary Shares as of [*] based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Embrace Change’ Ordinary Shares, by:

•	each person known by Embrace Change to be the beneficial owner of more than 5% of Embrace Change’s issued and outstanding Ordinary Shares;

•	each of Embrace Change’ executive officers and directors that beneficially owns shares of Embrace Change’s Ordinary Shares; and

•	all Embrace Change’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 8,138,038 issued and outstanding Ordinary Shares as of [*].

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. Unless otherwise indicated, Embrace Change believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Jingyu Wang	—	—
Zheng Yuan	—	—
Jiangping (Gary) Xiao	—	—
Hang Zhou	—	—
Zhou Mo	—	—
All current directors and executive officers as a group (five individuals)	—	—
Wuren Fubao Inc.(2)	2,221,964	26.9%
Mizuho Financial Group, Inc. (3)	518,680	6.3%

(1)	Unless otherwise indicated, the business address of each of the individuals is 5186 Carroll Canyon Rd, San Diego, CA 92121.
(2)

Represents shares held by our sponsor. Mr. Bin Li has voting and dispositive power over the shares held of record by our sponsor. Mr. Bin Li disclaims any beneficial ownership of the shares held by our sponsor, except to the extent of his pecuniary interest therein.

(3)	Based on information provided in a Schedule 13G filed on February 14, 2023. The address of the principal office of the reporting person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

HOUSEHOLDING INFORMATION

Unless Embrace Change has received contrary instructions, Embrace Change may send a single copy of this proxy statement to any household at which two or more shareholders reside if Embrace Change believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Embrace Change’s expenses. However, if shareholders prefer to receive multiple sets of Embrace Change’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Embrace Change’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact Embrace Change at the following address and e-mail address:

Embrace Change Acquisition Corp.

5186 Carroll Canyon Rd,

San Diego, CA 92121

Attention: Yuan Zheng - Chief Financial Officer

Email: jennifer.yuan@embracechange.top

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Embrace Change files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Embrace Change’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Embrace Change’s filings with the SEC (excluding exhibits) at no cost by contacting Embrace Change at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Embrace Change’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact Embrace Change at the following address and e-mail address:

Embrace Change Acquisition Corp.

San Diego, CA 92121

Attention: Yuan Zheng - Chief Financial Officer

Email: jennifer.yuan@embracechange.top

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Embrace Change’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Tel: 206-870-8565 or

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an Embrace Change’s shareholder and would like to request documents, please do so by [*], five business days prior to the Annual General Meeting, in order to receive them before the Annual General Meeting. If you request any documents from Embrace Change, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT TO

THE SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

EMBRACE CHANGE ACQUISITION CORP.

The Target Amendment Proposal

“RESOLVED, as a special resolution, THAT:

Article 1.1 of the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by amending and restating the definition of the “Target Business” as: “Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination.”

A-1

FORM OF PROXY CARD

EMBRACE CHANGE ACQUISITION CORP.

5186 Carroll Canyon Rd

San Diego, CA 92121

ANNUAL GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

EMBRACE CHANGE ACQUISITION CORP.

The undersigned hereby appoints Jingyu Wang and Yuan Zheng as proxies (the “Proxies”), and each of them with lull power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of Embrace Change Acquisition Corp. (“Embrace Change”), held of record by the undersigned on [*], at the Annual General Meeting of Shareholders (“Annual General Meeting”) to be held on [*], [*], or any postponement or adjournment thereof. The Annual General Meeting will be held will be held at [*].m. Eastern Time, on [*], [*], at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154, and virtually at https://www.cstproxv.com/[*]. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Annual General Meeting, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Annual General Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 4 BELOW. Embrace Change’s BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)

Proposal No. 1 — The Target Amendment Proposal — To approve, as a special resolution, an amendment to Embrace Change’s Second Amended and Restated Memorandum and Articles of Association as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement, to remove the restriction of the Company to undertake an initial business combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau). A copy of the Amendment is attached to the proxy statement as Annex A.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

(2)

Proposal No. 2 — Director Proposal — To elect, as an ordinary resolution, Hang Zhou to serve as a director until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

(3)

Proposal No. 3 — Auditor Proposal — To ratify, as an ordinary resolution, the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the year ending December 31, 2023.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

(4)

Proposal No. 4 — The Adjournment Proposal — To authorize, as an ordinary resolution, the Chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, from time to time, as the Chairman of the Annual General Meeting may deem necessary or appropriate.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date

Address

Signature of Shareholder	Date

Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving lull title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!